[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

 Exhibit 10.2

AWARD/CONTRACT

RATING

PAGE 1 OF PAGES 78

2. CONTRACT (Proc. Inst. Ident.) NO.
W81XWH-15-C-0046

3. EFFECTIVE DATE
11 May 2015

4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
0010622458-0001

5. ISSUED BY CODE W81XWH
USA MED RESEARCH ACQ ACTIVITY
820 CHANDLER ST
FORT DETRICK MD 21702-5014

CODE 5ZVQ4 FACILITY CODE

8. DELIVERY
[ ] FOB ORIGIN [X] OTHER *(See below)*

9. DISCOUNT FOR PROMPT PAYMENT

10. SUBMIT INVOICES *(4 copies unless otherwise specified)* TO THE ADDRESS SHOWN IN: ITEM **Section G**

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
[X] 10 U.S.C. 2304(c)(1) [ ] 41 U.S.C. 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA
See Schedule

15A. ITEM NO.	15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				

15G. TOTAL AMOUNT OF CONTRACT $17,012,744.49

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				**PART II - CONTRACT CLAUSES**	
X	A	SOLICITATION/ CONTRACT FORM	1 - 2	X	I	CONTRACT CLAUSES	35 - 77
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	3 - 5			**PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.**	
X	C	DESCRIPTION/ SPECS./ WORK STATEMENT	6 - 19	X	J	LIST OF ATTACHMENTS	78
	D	PACKAGING AND MARKING				**PART IV - REPRESENTATIONS AND INSTRUCTIONS**	
X	E	INSPECTION AND ACCEPTANCE	20		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	21 - 28				
X	G	CONTRACT ADMINISTRATION DATA	29 - 32		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	33 - 34		M	EVALUATION FACTORS FOR AWARD	

19C. DATE SIGNED
5-8-15

20C. DATE SIGNED
11-May-2015

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is NOT usable

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Exhibit 10.2 AWARD/CONTRACT 2. CONTRACT RATING PAGE OF PAGES 3. EFFECTIVE DATE 1 (Proc. Inst. Ident.) 78 W81XWH-15-C-0046 11 May 2015 5. ISSUED BY CODE 6. ADMINISTERED BY (If other than Item 5) CODE NO. 4. REQUISITION/PURCHASE REQUEST/PROJECT NO. 0010622458-0001 USA MED RESEARCH ACQ ACTIVITY 820 CHANDLER ST FORT DETRICK MD 21702-5014 7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code) ACELRX PHARMACEUTICALS, INC. 351 GALVESTON DR REDWOOD CITY CA 94063-0000 CODE 11. SHIP TO/MARK FOR 5ZVQ4 FORT DETRICK-USAMMDA FORT DETRICK-USAMMDA 1430 FORT DETRICK FREDERICK MD 21702 CODE FACILITY CODE W806YH 13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: [ ] 10 U.S.C. X 2304(c)( ) 15A. ITEM NO. 1 [ ] 41 U.S.C. 253(c)( ) 15B. SUPPLIES/ SERVICES SEE SCHEDULE (X) PART I - THE SCHEDULE SEC. DESCRIPTION 16. TABLE OF CONTENTS PAGE(S) X X A SOLICITATION/ CONTRACT FORM 1 - 2 X B C SUPPLIES OR SERVICES AND PRICES/ COSTS DESCRIPTION/ SPECS./ WORK STATEMENT 3 - 5 X D E PACKAGING AND MARKING X F INSPECTION AND ACCEPTANCE X G DELIVERIES OR PERFORMANCE 20 CONTRACT ADMINISTRATION DATA 21 - 28 X H SPECIAL CONTRACT REQUIREMENTS 6 - 19 29 - 32 33 - 34 17. [ X ] CONTRACTOR'S NEGOTIATED AGREEMENT CONTRACTING OFFICER WILL COMPLETE ITEM 17 (SEALED-BID OR NEGOTIATED PROCUREMENT) OR 18 (SEALED-BID PROCUREMENT) AS APPLICABLE document and return 1 copies to issuing office.) Contractor is required to sign this items or perform all the services set forth or otherwise identified above and on any continuation Contractor agrees to furnish and deliver all sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.) 19A. NAME AND TITLE OF SIGNER (Type or print) 19B. NAME OF CONTRACTOR 19C. DATE SIGNED BY (Signature of person authorized to sign) Previous edition is NOT usable See Item 5 8. DELIVERY [ ] FOB ORIGIN [ X ] OTHER ( S ee below) 9. DISCOUNT FOR PROMPT PAYMENT 10. SUBMIT INVOICES ITEM TO THE ADDRESS SHOWN IN: (4 copies unless otherwise specified) Section G 12. PAYMENT WILL BE MADE BY DEFENSE FINANCE AND ACCOUNTING SERVICE DFAS-INDY VP GFEBS 8899 E 56TH STREET INDIANAPOLIS IN 46249-3800 CODE HQ0490 14. ACCOUNTING AND APPROPRIATION DATA See Schedule 15C. QUANTITY 15D. UNIT 15E. UNIT PRICE 15F. AMOUNT 15G. TOTAL AMOUNT OF CONTRACT $17,012,744.49 (X) PART II - CONTRACT CLAUSES SEC. DESCRIPTION PAGE(S) PART III – LIST O F DO C UMENTS , EXHIBITS AND O THER ATTACH. X I CONTRACT CLAUSES 35 - 77 X PART IV - REPRESENTATIONS AND INSTRUCTIONS J LIST OF ATTACHMENTS 78 K L REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS INSTRS., CONDS., AND NOTICES TO OFFERORS M EVALUATION FACTORS FOR AWARD 18. [ ] SEALED-BID AWARD (Contractor is not required to sign this document.) 20A. NAME OF CONTRACTING OFFICER BARRY G. SAYER / CONTRACTING OFFICER TEL: (301) 619-2375 EMAIL: barry.g.sayer.civ@mail.mil 20B. UNITED STATES OF AMERICA BY (Signature of Contracting Officer) 20C. DATE SIGNED 11-May-2015 W81XWH 1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700) AUTHORIZED FOR LOCAL REPRODUCTION Prescribed by GSA – FAR (48 CFR) 53.214(a) STANDARD FORM 26 (REV. 5/2011) document is necessary. (Block 18 should be checked only when awarding a sealed-bid contract.) following documents: (a) the Government's solicitation and your bid, and (b) this award/contract. No further contractual to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as Your bid on Solicitation Number /s/ Timothy E. Morris CFO 5-8-15 I I I I I I I I I I I I I I I I ~~ =-~

Section A - Solicitation/Contract Form

ADDITIONAL INFORMATION

The Contractor’s final proposal dated 13 February 2015 is herein incorporated by reference.

The Contractor’s final proposal (for [ * ] option) dated 16 April 2015 is herein incorporated by reference.

Government Property:

No Government-furnished property will be used in the performance of this contract.

No Contractor-acquired, Government-owned property will be purchased for this contract.

All equipment used in the performance of this contract (except where subcontractors are utilized) will be purchased by AcelRx using their own funds.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		1	Job		$17,012,744.49
	Sufentanil NanoTab™ Development COST Continued development of the Sufentanil NanoTab™. FOB: Destination

				ESTIMATED COST	$17,012,744.49

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000101					$0.00

CLIN 0001 Funding

FFP

Funding for CLIN 0001 on PR 0010622458-0001.

Amount: $993,000.00.

Total funded: $993,000.00.

Remainder to be funded: $16,019,744.49.

FOB: Destination

PURCHASE REQUEST NUMBER: 0010622458-0001

				NET AMT	$0.00

	ACRN AA CIN: GFEBS001062245800003				$993,000.00

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000102					$0.00

CLIN 0001 Funding

FFP

Funding for CLIN 0001 on PR 0010622458-0001.

Amount: $6,500,000.00.

Total funded: $7,493,000.00.

Remainder to be funded: $9,519,744.49.

FOB: Destination

PURCHASE REQUEST NUMBER: 0010622458-0001

				NET AMT	$0.00

	ACRN AB CIN: GFEBS001062245800004				$6,500,000.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000103					$0.00

CLIN 0001 Funding

FFP

Funding for CLIN 0001 on PR 0010622458-0001.

Amount: $3,490,000.00.

Total funded: $10,983,000.00.

Remainder to be funded: $6,029,744.49.

FOB: Destination

PURCHASE REQUEST NUMBER: 0010622458-0001

				NET AMT	$0.00

	ACRN AC CIN: GFEBS001062245800005				$3,490,000.00

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002		[ * ]	Unit	$[ * ]	$2,240,000.00
OPTION

Sufentanil NanoTab™ [ * ]

FFP

[ * ] initial production [ * ] of [ * ] sufentanil units.

$[ * ] per dose/unit.

10 doses/units per box.

Delivery shall be completed no later than nine months after exercising this option. Option will be exercised in accordance with FAR 52.217-7.

FOB: Destination

				NET AMT	$2,240,000.00

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section C - Descriptions and Specifications

STATEMENT OF OBJECTIVES (SOO)

Statement of Objectives (SOO)

United States Army Medical Materiel Development Activity (USAMMDA)

Development, Manufacture, and Clinical Testing of a Sublingual Sufentanil Battlefield Pain Management Product in Order to Obtain US Food and Drug Administration (FDA) Approval

C.1.0.     OVERALL OBJECTIVE

C.1.1.     General

In support of a continuing effort by the US Army Medical Materiel Development Activity (USAMMDA) to develop a fast-acting, easily dispensed sufentanil-based sublingual battlefield pain management product, the Government is seeking to perform Phase 3 clinical trials and Phase 3 manufacturing activities in order to submit a New Drug Application (NDA) to the FDA.

C.1.2.     Background

The Battlefield Pain Management Development Program is focused on developing improved treatment strategies that enable significant advances over the current standard of care in the treatment of pain experienced by Service men and women on the battlefield. The current standard treatment is intramuscular (IM) morphine via a morphine sulfate auto injector. Morphine, while fast acting, has multiple negative side effects associated with use on wounded soldiers who may be experiencing shock due to trauma. Due to morphine’s opioid nature and the depressive effect it has on the respiratory and cardiovascular systems, it has the potential to exacerbate conditions of hypotension. In addition, the delivery method required for the use of morphine, i.e., the intramuscular auto injector, presents the potential for the pooling of morphine in poorly perfused muscles, minimizing the drug’s analgesic effect until such time as the circulation of blood throughout the body is improved. The delay in analgesia may lead to multiple dosing of the patient, ultimately having the effect of a single massive dose of morphine upon bleeding correction and circulatory improvement.

USAMMDA has identified a sublingual, sufentanil-based (opioid) pain management that provides rapid onset of analgesia. Sufentanil NanoTabs™, under development by AcelRX Pharmaceuticals, are small, sublingual tablets dispensed from a disposable applicator for the treatment of moderate to severe acute pain in a medically supervised setting and administered by a Health Care Professional. Sufentanil has advantages over other opioids, such as high therapeutic index, no active metabolites, and appropriate duration of action. USAMMDA is seeking to continue efforts started under Grant W81XWH-11-1-0361 in accordance with established production methods and all applicable regulatory guidelines.

C.2.0.     PERFORMANCE OBJECTIVES

The US Army’s goal is to obtain a FDA licensed product that can be procured in the Contiguous United States (CONUS) and deployed to theaters of operation at Role of Care (ROC) 1 (i.e., combat medics at point of injury). In order to achieve this, the US Army has developed the following draft performance thresholds (minimum acceptable value) and objectives (desired value). The draft product performance requirements are shown in Table 1 below. All manufacturing and development efforts shall be executed in pursuit of achieving these performance characteristics.

Table 1.

Attribute	Production Threshold (T)*	Production Objective (O)**
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]

*Threshold is the required minimum acceptable value.

**Objective is the desired performance value.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

C.3.0.	TECHNICAL TASKS

C.3.1.

In compliance with current FDA regulations and guidelines, the Contractor shall undertake efforts to develop, manufacture, and clinically test a sufentanil-based sublingual tablet for the purposes of achieving FDA approval. The Contractor shall develop a product that, at minimum, meets the production threshold values delineated in Table 1 above. The contractor’s facility (or that of its contract manufacturer) and quality management system shall be compliant with the applicable FDA regulations and guidelines. Keeping with the goal of achieving a cGMP, FDA licensed product, associated tasks shall include, but are not limited to, the following:

C.3.1.1     The Contractor shall complete all chemistry, manufacturing, and control (CMC) work necessary to produce a sufentanil-based sublingual tablet and provide CMC information suitable for supporting an eventual NDA application for FDA licensure. The Contractor shall manufacture the candidate product in sufficient quantity to support clinical trials and any necessary Registration Stability Lots (RSLs).

C.3.1.2     The Contractor shall complete human factors and usability studies in order to validate the planned design of the product delivery device relative to real-world and likely battlefield conditions. Additionally, the Contractor shall conduct shipping and temperature studies for the purpose of logistics support validation studies.

C.3.1.3     In compliance with GCP guidelines, human use regulations, and applicable sections of 21 CFR parts 11, 21, 50, 600, 601, 610, 640, and 820, the Contractor shall complete necessary Good Clinical Practices (GCP) compliant Phase 3 clinical trials. The Contractor shall select the clinical sites and ensure both Institutional Review Boards (IRB) and US Army Human Research Protection Office (HRPO) approvals are achieved. The contractor shall furnish all services, qualified personnel, facilities, equipment, and supplies and materials. The contractor shall complete all elements of testing, analysis, and reporting necessary for FDA compliance. The Contractor shall provide all necessary clinical trial support.

C.3.1.4     In compliance with Good Laboratory Practices and GCP guidelines, human use regulations, and applicable sections of 21 CFR parts 11, 21, 50, 600, 601, 610, 640, and 820, the Contractor shall complete necessary pharmacokinetic studies in order to leverage pre-existing safety data for use towards the moderate-to-severe acute pain (ARX-04) indication. The Contractor shall select the clinical site and ensure both IRB and US Army HRPO approvals are achieved. The contractor shall furnish all services, qualified personnel, facilities, equipment, and supplies and materials. The contractor shall complete all elements of testing, analysis, and reporting necessary for FDA compliance. The Contractor shall provide all necessary clinical trial support.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

C.3.1.5     The contractor shall maintain the ARX-04 Investigational New Drug (IND) application with the FDA, to include submitting IND annual reports. The Contractor shall prepare a New Drug Application (NDA) for submission to the FDA.

C.3.1.6     The contractor shall submit the NDA to the Food and Drug Administration for product approval.

C.3.1.7     Option: The contractor shall provide up to [ * ] units of FDA approved product to meet Initial Operational Capability and deliver it to the Government. The Contracting Officer may exercise the option by written notice to the contractor within 60 calendar days of achievement of FDA approval of the product. Delivery shall be completed no later than nine months after exercising this option.

C.4.0.	PROGRAM MANAGEMENT TASKS
C.4.1.

The Government will utilize a Quality Assurance Surveillance Plan (QASP) that serves to monitor performance and to assure that the Government is receiving the services specified in the contract and that the services meet the performance standards specified in the contract. By employing a fully developed QASP, the Government and the contractor achieve an understanding of performance expectations and how performance will be measured against those expectations. The QASP may be negotiated between the Government and the contractor prior to final contract award.

C.4.2.

The contractor shall develop and maintain an Integrated Master Schedule (IMS) and Contract Work Breakdown Structure (CWBS) by logically networking detailed program activities. The IMS shall contain the planned events and milestones, accomplishments and activities from contract award through the completion of contract. The IMS shall be updated every six (6) months to show task progress, percent completion, and schedule slippage. Prior Government approval is required for any major changes. The CWBS elements shall be extended to define the complete contract scope and shall be detailed to a depth and breadth necessary to accurately describe the proposed effort, to a minimum of Level 4. The CWBS shall be updated annually.

C.4.3.

The Contractor shall provide qualified representatives as needed for participation in Integrated Product Team (IPT) meetings for management and oversight of the product development effort. IPT meetings will be conducted telephonically at least monthly. Ad hoc meetings of the IPT or IPT working groups will be required on an intermittent basis, with frequency and times to be determined by the Government product manager and the Contractor’s lead IPT representative as dictated by project management needs.

C.4.4.

The Contractor shall provide monthly Contractor’s Progress, Status, and Management Reports that describe the progress made within the period, summarize projected versus actual progress, reports costs incurred, reports planned monthly costs (spend plan), and informs the Government of existing or potential problem areas. Include copies of the invoices submitted during the reporting period.

C.4.5.	The following items shall be submitted as separate documents as part of the Contractor’s proposal:

C.4.5.1.  Performance Work Statement (PWS)

C.4.5.2.  Integrated Master Schedule (IMS)

C.4.5.3.  Contract Work Breakdown Structure (CWBS)

C.4.6.	The following list of contract data items will be incorporated into the contract in Contract Data Requirements List (CDRL) (DD1423) format:

C.4.6.1.  Monthly progress reports

C.4.6.2.  Semi-annual IMS update

C.4.6.3.  Annual CWBS update

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

C.5.0.	ADMINISTRATIVE TASKS

The Contractor shall:

C.5.1.

Provide all resources necessary (such as qualified personnel, facilities, equipment, supplies, services, and subcontractors, and related administrative and information technology support) to accomplish the objectives.

C.5.2.	Allow the Government or its designee, to audit the contractor and/or its subcontractor(s) for regulatory compliance and quality assurance purposes.

C.5.3.	Allow access to records, files, and other data derived from this work for the purposes of audit by the FDA and/or other Government entities.

C.5.4.	Provide copies of draft and/or final reports, protocols, records, methods, CofAs, procedures, and/or SOPs within two weeks of the Government’s request.

C.5.5.	Participate in appropriate Quality Assurance audits, provide responses to audit findings to the Government, and provide support during U.S. Army Quality oversight visits.

C.5.6.

Provide an Issue Summary Report within three (3) working days, of events that will cause more than a one (1) month delay in schedule or an increase in cost Estimate at Completion. The report should include an updated timeline or estimate at completion as a result of the event.

C.6.0.	CONSIDERATIONS

C.6.1.	The Contractor shall follow all controlling and/or applicable rules, regulations, and statutes as they relate to pharmaceutical development.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

QA SURVEILLANCE PLAN (QASP)

Quality Assurance Surveillance Plan (QASP)

United States Army Medical Materiel Development Activity (USAMMDA)

Development, Manufacture, and Clinical Testing of a Sublingual Sufentanil Battlefield Pain Management Product in Order to Obtain US Food and Drug Administration (FDA) Approval

	Deliverable	Performance Standards	Acceptable Quality Level	Methods Used and Frequency	Compliance Level Data
1	Kickoff meeting	Participate in a meeting with Product Manager, IPT Staff and Government Representatives to review and document project requirements	All project requirements identified	Meeting completed upon documentation of identified requirements	Within one (1) month or less of contract award
2	IMS (CDRL A002)	Contractor will develop and maintain an IMS by logically networking detailed program activities.	Detailed IMS depicting logical network of program activities	Contracting Officer’s Representative (COR) reviews documents as provided	Ten (10) days after contract award and semi-annually
3	CWBS (CDRL A003)

Contractor will develop and maintain a CWBS. The CWBS elements shall be extended to define the complete contract scope and shall be detailed to a depth and breadth necessary to accurately describe the proposed effort, to a minimum of Level 4

			CWBS defines entire contract scope and extends to at least Level 4	COR reviews documents as provided	Ten (10) days after contract award and at a minimum annually
4	IPT Teleconferences

Contractor will participate in IPT or IPT working groups meetings. Frequency and times of such meetings will be determined by the Government Product Manager and the Contractor’s lead IPT representative, as dictated by project management needs.

			Contractor participation at IPT meetings, as required	Participation at IPT meetings	Contractor participation at IPT meetings, as required
5	Monthly Progress Reports (CDRL A001)	Contractor’s Progress, Status and Management Reports that describe progress made within the period, report costs, and inform the Government of existing or potential issues and problem areas	Report details progress made, costs incurred, and existing or potential issues/problem areas during the period	COR reviews documents as provided	On the 15th day of the month
6	Issue Summary Reports (CDRL A004)	Issue summary report that details the event that will cause more than a one (1) month delay in schedule or an increase in cost Estimate at Completion	Report details the event that will cause more than a one (1) month delay in schedule or an increase in cost Estimate at Completion	COR reviews documents as provided	As required
7	Various Clinical Trial, Manufacturing and Regulatory Documents

Contractor provides copies of draft and/or final clinical trial and regulatory documents, such as reports, protocols, records, methods, procedures, standard operating procedures, CMC documents, or IND/BLA documents within seven (7) business days of Government request.

			Contractor provides reports within seven (7) days of Government’s request	COR review documents as provided	As required
8	[ * ] Initial Production [ * ] Product

Contractor produces and ships FDA approved product to US Government identified facility. Contractor provides batch production records, product shipping records and documentation of temperature monitoring during shipment.

Product with at least 18-months shelf-life at time of shipment received in accordance with licensed shipping procedures and with appropriate batch production records, product shipping records, and temperature monitoring documentation.

				COR reviews shipping documentation as provided	Upon exercise of option and as required thereafter

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CLAUSES INCORPORATED BY FULL TEXT

CONTRACTOR MANPOWER REPORTING (CMR) - (ACCOUNTING FOR CONTRACT SERVICES) (APR 2011) (USAMRAA)

The Office of the Assistant Secretary of the Army (Manpower & Reserve Affairs) operates and maintains a secure Army data collection site where the contractor will report ALL contractor manpower (including sub-contractor manpower) required for performance of this contract. The contractor is required to completely fill in all the information in the format using the following web address: https://cmra.army.mil. The required information includes: (l) Contract Number; (2) Delivery Order Number (If applicable); (3) Task Order Number (If applicable); (4) Requiring Activity Unit Identification Code (UIC); (5) Command; (6) Contractor Contact Information; (7) Federal Service Code (FSC); (8) Direct Labor Hours; (9) Direct Labor Dollars; and, (10) Location. In the event the Contracting Officer's Representative (COR)/Contracting Officer's Technical Representative (COTR) has not entered their data requirements first, the contractor must also enter the COR/COTR required data with the exception of fund cite, obligations, and disbursement data. The CMRA help desk can be reach at 703-695-5103 or 703-695-5058 for any technical questions. The help desk can also be contacted via email: contractormanpower@hqda.army.mil. As part of its quote or offer, the contractor will also provide the estimated total cost (if any) incurred to comply with this reporting requirement. The reporting period will be the period of performance not to exceed 12 months ending 30 September of each government fiscal year and must be reported by 31 October of each calendar year.

RDS (RDTE DILUTE SOLUTIONS)(DEC 2006)(USAMRAA)

(a) The Contractor shall operate in a safe environment, with properly safe equipment and procedures. This means that, at a minimum, the Contractor shall satisfy the RDS-RDTE Dilute Solutions Standard located at http://www.usamraa.army.mil (then click on “Assistance Agreements” then under “Documents” click on “RDS (RDTE Dilute Solutions) Standard (November 2000).”

(b) All RDS disposal shall be addressed prior to expiration of the contract.

(c) Requests for RDS shall be provided, in writing, to the Chief, Safety & Chemical Operations Officer at:

Commander

US Army Medical Research Institute of

 Chemical Defense

3100 Ricketts Point Road

ATTN: MCMR-CDZ-S

Aberdeen Proving Ground, MD 21010-5400

(410) 436-4433 and fax: (410) 436-3004

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

with a copy furnished to the Contracting Officer at:

Director

US Army Medical Research Acquisition Activity

820 Chandler Street

ATTN: MCMR-AAA-SD

Fort Detrick, MD 21702-5014

(301) 619-2375

and the Contracting Officer’s Representative (COR) at:

US Army Medical Materiel Development Activity

ATTN: [ * ]

1430 Veterans Way

Fort Detrick, MD 21702-5059

(301) 619-6823

and shall furnish the following information:

Name of the Principal Investigator:

Name(s) and phone number(s) of custodian(s):

Shipment Address:

Contract Number:

RDS, Concentration, Amount, Diluent (if applicable),

and Specific Activity (if applicable)

SAFEGUARDING PROPRIETARY INFORMATION (MAY 1999) (USAMRAA)

a. "Proprietary information" shall mean all information, whether disclosed orally, in writings, by drawings, or otherwise relating to the work to be performed under this contract, whether proprietary to the Government or one of its collaborating partners. Proprietary information includes, but is not limited to, information regarding properties, formulae, structures, manufacturing processes, and test results. Information ceases to be proprietary when it is generally available to the public or is available from sources other than the Department of the Army. All information submitted to the contractor under this contract shall be presumed to be proprietary to the Department of the Army or one of its collaborating partners until the Department of the Army announces to the contrary.

b. The contractor shall safeguard proprietary information both during and after the term of this contract, and shall neither appropriate, nor disclose, nor make unauthorized use of the proprietary information received under this contract. The requirements of this paragraph include, but are not limited to, the following:

(1) Maintenance of a high degree of physical security over proprietary information at all times;

(2) Discussion of proprietary information only among contractor's employees whose duties and responsibilities require knowledge of that information; and,

(3) Elimination of proprietary information in open publications by the contractor and its personnel.

c. The contractor shall require all personnel who receive proprietary information to execute the statement in paragraph d below when this contract becomes effective or when first employed (if employed after the contract becomes effective). All statements executed pursuant to this paragraph shall be forwarded to the U.S. Army Medical Research Acquisition Activity when this contract terminates, when the employment ends, or upon request of the Contracting Officer.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

d. The following statement shall be executed pursuant to paragraph c above:

I hereby acknowledge that I have been informed that my duties may require that I have access to proprietary information. I understand this proprietary information which I will receive includes, but is not limited to, properties, formulae, structures, protocols, manufacturing processes, and test results.

I agree that I will neither appropriate nor disclose nor make unauthorized use of proprietary information both during and after my employment. I further agree that I will neither include nor draw upon proprietary information received under this contract in open publication. This agreement is executed with the intention that collaborating partners of the United States Government who have submitted information to the Government under non-disclosure obligations shall be third party beneficiary hereunder, and shall have the right to enforce the obligations undertaken herein.

Name:     ______________________________

Date:       _______________________________

e. The contractor shall insert the substance of paragraphs a through d above in each subcontract hereunder. Compliance with the provisions of this clause shall be the responsibility of the contractor.

CLAUSES INCORPORATED BY FULL TEXT

PRINCIPAL INVESTIGATOR (DEC 2006) (USAMRAA)

The Principal Investigator for this contract is Dr. Pamela Palmer. This individual shall be continuously responsible for the conduct of the research project. The contractor shall obtain the Contracting Officer's approval to change the Principal Investigator or to continue the research work during a continuous period in excess of three months without the participation of an approved Principal Investigator. This contract is based on the Principal Investigator devoting [ * ] of effort to the project over the term of the contract. The contractor shall advise the Contracting Officer if the Principal Investigator will, or plans to, revise the level of effort estimated in the contractor's proposal. A curriculum vitae shall be provided for professional associates added to the research project or substituted during the course of work.

CLAUSES INCORPORATED BY FULL TEXT

GOOD LABORATORY PRACTICES (DEC 2006) (USAMRAA)

The conduct of studies on investigational new drugs or devices shall comply with the GOOD LABORATORY PRACTICE (GLP) FOR NONCLINICAL LABORATORY STUDIES regulations 21 CFR 58. The contractor shall notify the Administrative Contracting Officer by telephone immediately upon announcement by a representative of the Food and Drug Administration (FDA) of an inspection of studies performed under this contract. In addition to the FDA representative, the Contracting Officer's Representative (COR) shall have access to the contractor's records and specimens. With reference to paragraph 58.195(h) of the GLP regulations, the contractor shall notify the COR in writing in addition to the FDA, should the contractor go out of business and/or transfer the records during the periods prescribed in paragraph 58.195. On expiration or termination of the contract, the contractor shall notify the COR of any remaining unused test articles.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CLAUSES INCORPORATED BY FULL TEXT

CURRENT GOOD MANUFACTURING PRACTICES (DEC 2006) (USAMRAA)

The drug or biological drug products required by this contract shall be developed and produced in compliance with the CURRENT GOOD MANUFACTURING PRACTICE (CGMP) FOR FINISHED PHARMACEUTICALS regulations for parenteral products, 21 CFR, Part 211. Results of routine FDA inspections for licensed facilities as recorded on Form FDA 482 shall be supplied to the Contracting Officer's Representative and become part of the contract file.

CLAUSES INCORPORATED BY FULL TEXT

USE OF TECHNICAL REFERENCE FACILITY (APR 2005) (USAMRAA)

The contractor agrees to use, to the extent practical, the technical reference facilities of the Defense Technical Information Center (DTIC) for the purpose of surveying existing knowledge and avoiding needless duplication of scientific and engineering effort and the expenditure thereby represented. The DTIC headquarters office is located at 8725 John J. Kingman Road, Fort Belvoir, VA 22060-6218. Information can also be obtained via the Internet at http://www.dtic.mil or via the toll-free number for the DTIC help desk, 1-800-225-3842. To the extent practical, all other sources, whether or not Government controlled, should be consulted for the same purpose.

CLAUSES INCORPORATED BY FULL TEXT

INVESTIGATING AND REPORTING POSSIBLE SCIENTIFIC MISCONDUCT (MAR 1999) (USAMRAA)

a. "Misconduct" or "Misconduct in Science" is defined as fabrication, falsification, plagiarism, or other practices that seriously deviate from those that are commonly accepted within the scientific community for proposing, conducting or reporting research. It does not include honest error or honest differences in interpretations or judgments of data.

b. Contractors shall foster a research environment that prevents misconduct in all research and that deals forthrightly with possible misconduct associated with research for which U.S. Army Medical Research and Materiel Command funds have been provided or requested.

c. The contractor agrees to:

(1) Establish and keep current an administrative process to review, investigate, and report allegations of misconduct in science in connection with research conducted by the contractor;

(2) Comply with its own administrative process;

(3) Inform its scientific and administrative staff of the policies and procedures and the importance of compliance with those policies and procedures;

(4) Take immediate and appropriate action as soon as misconduct on the part of employees or persons within the organization's control is suspected or alleged; and

(5) Report to the Administrative Contracting Officer (ACO) a decision to initiate an investigation into possible scientific misconduct.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

d. The contractor is responsible for notifying the ACO of appropriate action taken if at any stage of an inquiry or investigation any of the following conditions exist:

(1) An immediate health hazard is involved;

(2) There is an immediate need to protect Federal funds or equipment;

(3) A probability exists that the alleged incident will be reported publicly; or

(4) There is a reasonable indication of possible criminal violation.

52.035-4030 CONTRACTOR SAFETY AND REPORTING (NON-BDRP) (DEC 2006) (USAMRAA)

a. The contractor shall operate under established safety programs for all biosafety levels of work as identified in the Safety Program Plan, which is incorporated in this contract. The safety programs shall ensure that personnel, facilities, and the environment are protected from accidents and hazardous exposures.

b. The contractor shall conduct this contract work under established operating procedures which ensure that all individuals who have access to areas for storage, handling, and disposal of etiologic agents are trained and are thoroughly familiar with safety requirements. Such procedures shall assure full compliance with the regulatory standards cited above.

c. The contractor shall conduct an inspection and report the results of all required biosafety inspections for all Research, Development, Test, or Evaluation work in accordance with the below listed timeframes. As a minimum the safety inspections shall address those factors identified in the Safety Program Plan.

1. For Biosafety Level (BL) 1 and 2:

Time	Inspector
Preaward	Government designated Biosafety Officer
Quarterly	Contractor safety personnel
Weekly	First line supervisor

2. For Biosafety Level (BL) 3:

Time	Inspector
Preaward	Government designated Biosafety Officer
Monthly	Contractor safety personnel
Annual	Government designated Biosafety Officer
Weekly	First line supervisor

3. For Biosafety Level (BL) 4:

Time	Inspector
Preaward	Government designated Biosafety Officer
Monthly	Contractor safety personnel
Annual	Government designated Biosafety Officer
Weekly	First line supervisor

4. Copies of all biosafety inspection reports will be distributed as follows:

Original: In the contractor's records

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

One copy to the following:

a.            US Army Medical Research and Materiel Command

ATTN: MCMR-ZC-SSE

504 Scott Street

Fort Detrick, Maryland 21702-5012

b.            US Army Medical Research and Materiel Command

ATTN: MCMR-ZB-DRI

504 Scott Street

Fort Detrick, Maryland 21702-5012

c.            US Army Medical Research Acquisition Activity

ATTN: MCMR-AAA-SD

820 Chandler Street

Fort Detrick, Maryland 21702-5014

PROHIBITION OF HUMAN RESEARCH (JUN 2013 ) (USAMRAA)

** PROHIBITION – READ FURTHER FOR DETAILS **

Research under this award involving the use of human subjects, to include the use of human anatomical substances or identifiable private information (human data), shall not begin until the USAMRMC’s Office of Research Protections (ORP) provides authorization that the research may proceed. Written approval to begin research will be issued from the USAMRMC ORP, under separate notification to the contractor. Written approval from the USAMRMC ORP is also required for any subcontractor that will use funds from this award to conduct research involving human subjects.

Research involving human subjects shall be conducted in accordance with the protocol submitted to and approved by the USAMRMC ORP. Complete study records shall be maintained for each human research study and shall be made available for review by representatives of the USAMRMC. Research records shall be stored in a confidential manner so as to protect the confidentiality of subject information.

The contractor is required to adhere to the following reporting requirements:

Submission of major modifications to the protocol, continuing review documentation, and the final report are required as outlined in the USAMRMC ORP approval memorandum.

Unanticipated problems involving risks to subjects or others, subject deaths related to participation in the research, clinical holds (voluntary or involuntary), and suspension or termination of this research by the IRB, the institution, the Sponsor, or regulatory agencies, shall be promptly reported to the USAMRMC ORP and the USAMRAA Contracting Office.

The knowledge of any pending compliance inspection/visits by the FDA, ORP, or other government agency concerning this clinical investigation or research, the issuance of Inspection Reports, FDA Form 483, warning letters or actions taken by any Regulatory Agencies including legal or medical actions, and any instances of serious or continuing noncompliance with regulatory requirements that relate to this clinical investigation or research, shall be reported immediately to the USAMRMC ORP and the USAMRAA Contracting Office.

Non-compliance with these terms and conditions may result in withholding of funds and/or the termination of the award.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

52.035-4035 PROHIBITION OF USE OF LABORATORY ANIMALS (JUN 2013) (USAMRAA)

** PROHIBITION – READ FURTHER FOR DETAILS **

Notwithstanding any other terms and conditions contained in this award or incorporated by reference herein, the contractor is expressly forbidden to use or subcontract for the use of laboratory animals in any manner whatsoever without the express written approval of the USAMRMC, Animal Care and Use Review Office (ACURO). Written authorization to begin research under the applicable protocol(s) proposed for this award will be issued in the form of an approval letter from the USAMRMC ACURO to the contractor with a copy to the USAMRAA Contracting Office. Furthermore, modifications to already approved protocols require approval by ACURO prior to implementation. Once approved, notification must be given immediately to USAMRAA contracting. For each fiscal year, the contractor shall maintain, and upon request from ACURO, submit animal usage information. Non-compliance with any of these terms and conditions may result in withholding of funds and/or ther terminations of the award.

52.035-4036 PROHIBITION OF USE OF HUMAN CADAVERS (JUN 2013) (USAMRAA)

** PROHIBITION – READ FURTHER FOR DETAILS**

Research, development, testing and evaluation (RDT&E), education or training activities involving human cadavers under this award shall not begin until approval is granted in accordance with the Army Policy for Use of Human Cadavers for RDT&E, Education, or Training, 20 April 2012 (https://mrmc.amedd.army.mil/index.cfm?pageid=research_ protections.overview). The USAMRMC Office of Research Protections (ORP) is the Action Office (hrpo@amedd.army.mil) for this policy. Approval must be obtained from the Head of the Army organization that is supporting/funding the activity involving cadavers as described in the Army Policy for Use of Human Cadavers. For certain activities involving cadavers, approval must also be obtained from ORP. Award contractors must coordinate with the supporting/funding Army organization to ensure that proper approvals are obtained. Written approvals to begin the activity will be issued under separate notification to the contractor. Non-compliance with these terms and conditions may result in withholding of funds and/or the termination of the award.

CLAUSES INCORPORATED BY FULL TEXT

CONTRACTOR IDENTIFICATION (DEC 2005) (USAMRAA)

When contractor personnel perform the services required in this contract on a Government installation they are required to possess and wear an identification badge that displays his or her name and the name of the Company. The contractor shall ensure that contractor personnel identify themselves as contractors when attending meetings, answering Government telephones, providing any type of written correspondence, or working in situations where their actions could be construed as official Government acts.

While performing in a contractor capacity, contractor personnel shall refrain from using their retired or reserve component military rank or title in all written or verbal communications.

CLAUSES INCORPORATED BY FULL TEXT

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

REPORTS, MANUSCRIPTS AND PUBLIC RELEASES (DEC 2006) (USAMRAA)

a. Contractors are encouraged to publish results of research supported by the US Army Medical Research and Materiel Command (USAMRMC) in appropriate media forum. Any publication, report or public release, which may create a statutory bar to the issuance of a patent on any subject invention, shall be coordinated with appropriate patent counsel.

b. Manuscripts intended for publication in any media shall be submitted to the Contracting Officer and Contracting Officer's Representative (COR), simultaneously with submission for publication. Review of such manuscripts is for comment to the Principal Investigator, not for approval or disapproval. Courtesy copies of the reprint shall be forwarded to the Contracting Officer and COR, even though publication may be subsequent to the expiration of the contract.

c. The Contractor shall notify the Contracting Officer of planned news releases, planned publicity, advertising material concerning contract work, and planned presentations to scientific meetings, prior to public release. This is not intended to restrict dissemination of research information but to allow USAMRMC advance notice in order to adequately respond to inquiries.

d. Manuscripts, reports, public releases and abstracts, which appear in professional journals, media and programs, shall include the following statements:

(l) "This work is supported by the US Army Medical Research and Materiel Command under Contract No. W81XWH-15-C-0046"

(2) "The views, opinions and/or findings contained in this report are those of the author(s) and should not be construed as an official Department of the Army position, policy or decision unless so designated by other documentation."

(3) As applicable, if the research involves the use of animals, the Contractor must include the following statement: "In conducting research using animals, the investigator(s) adhered to the Animal Welfare Act Regulations and other Federal statutes relating to animals and experiments involving animals and the principles set forth in the current version of the Guide for Care and Use of Laboratory Animals, National Research Council."

(4) As applicable, if the research involves human use, the Contractor must include the following statement: "In the conduct of research where humans are the subjects, the investigator(s) adhered to the policies regarding the protection of human subjects as prescribed by Code of Federal Regulations (CFR) Title 45, Volume 1, Part 46; Title 32, Chapter 1, Part 219; and Title 21, Chapter 1, Part 50 (Protection of Human Subjects)."

(5) As applicable, if the research involves the use of recombinant DNA, the Contractor must include the following statement: "In conducting work involving the use of recombinant DNA the investigator(s) adhered to the current version of the National Institutes of Health (NIH) Guidelines for Research Involving Recombinant DNA Molecules."

KEY PERSONNEL (MAR 1999) (USAMRAA)

a. The Contractor agrees to utilize the following Key Personnel on this contract:

Pamela Palmer: [ * ] - Chief Medical Officer (and Principal Investigator)

[ * ], Clinical Operations

[ * ], Clinical Operations

[ * ], Medical Affairs

[ * ] Regulatory

[ * ], Regulatory Affairs

[ * ], Engineering

[ * ], Quality

[ * ], Pharmaceutical Development

[ * ], Manufacturing Engineering

[ * ] Program Manager

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

b. The above Key Personnel shall be utilized as necessary to fulfill the requirements of this contract.

c. The offerer must provide thorough and detailed documentation of the experience, abilities, and background for Key Personnel under this contract in the form of resumes or equivalent statements of qualifications. Such documentation should include but not be limited to: name, curriculum vitae, type and description of experience.

d. The contractor agrees that during the contract performance period substitution for Key Personnel shall not be permitted unless such substitution is necessitated by sudden illness, death, or termination of employment. In any of these events, the contractor shall promptly notify the Contracting Officer and provide the information required by paragraph (e) below.

e. All requests for substitutions must provide a detailed explanation of the circumstances necessitating the proposed substitution(s), a complete resume for the proposed substitute(s), and any other information requested by the Contracting Officer needed to approve or disapprove the proposed substitution(s). All proposed substitutes shall have qualifications that are equal to or higher than the qualifications of the person to be replaced. The Contracting Officer or his authorized representative will evaluate such requests and promptly notify the contractor of his approval or disapproval thereof.

f. If any of the listed Key Personnel are subcontractor personnel, the contractor shall include the substance of this clause in any subcontract which he awards under this contract.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
000101	N/A	N/A	N/A	Government
000102	N/A	N/A	N/A	Government
000103	N/A	N/A	N/A	Government
0002	Destination	Government	Destination	Government

CLAUSES INCORPORATED BY REFERENCE

52.209-6	Protecting the Government's Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	AUG 2013
52.246-3	Inspection Of Supplies Cost-Reimbursement	MAY 2001
52.246-8	Inspection Of Research And Development Cost Reimbursement	MAY 2001

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC

0001	POP 11-MAY-2015 TO 10-NOV-2016	N/A	FORT DETRICK-USAMMDA FORT DETRICK-USAMMDA 1430 FORT DETRICK FREDERICK MD 21702 FOB: Destination	W806YH

000101	N/A	N/A	N/A	N/A

000102	N/A	N/A	N/A	N/A

000103	N/A	N/A	N/A	N/A

0002	N/A	N/A	N/A	N/A

CLAUSES INCORPORATED BY REFERENCE

52.242-15 Alt I	Stop-Work Order (Aug 1989) - Alternate I	APR 1984

CLAUSES INCORPORATED BY FULL TEXT

REPORTING REQUIREMENTS (OCT 2009) (USAMRAA)

Technical reporting requirements (Programmatic Line Review, Monthly, Quarterly, and/or Annual/Final Reports) applicable to this award are annotated below:

_______ PROGRAMMATIC LINE REVIEW (PLR)

a. The reporting requirements for Telemedicine and Advanced Technology Research Center (TATRC) include quarterly, annual and final reports and the Principal Investigator's (PI's) participation in at least one programmatic line review (PLR) for this project each year of the project's period-of-performance.

b. The PI shall prepare for and participate in at least one PLR for this project for each year of the project's term, at the COR's request. The invitation and format for the programmatic review will be provided by TATRC at least 90 days prior to the meeting. The meetings will generally be held in the Fort Detrick, Maryland, area, but may occur elsewhere in the U.S. Participation in the PLR will be in lieu of submitting next scheduled Quarterly report required under the award.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

    XX      MONTHLY TECHNICAL PROGRESS REPORTS

a. The contractor shall submit a Monthly Technical Progress Report covering work accomplished during each month of contract performance. It shall be brief, factual, and informal, and shall be prepared in accordance with the following:

(l) Cover containing:

     (a) Contract number and title

     (b) Type of report, sequence number of report, and period of performance being reported

     (c) Contractor's name, address, and telephone number

     (d) Principal Investigator

     (e) Date of publication

     (f) Contracting Officer's Representative

(2) Section I - A brief introduction covering the purpose and scope of the research effort.

(3) Section II - A brief description of overall progress to date plus a separate description for each task or other logical segment of work on which effort was expended during the report period. Description shall include pertinent data and graphs in sufficient detail to explain any significant results achieved.

(4) Section III - Problem Areas

     (a) A description of current problems that may impede performance along with proposed corrective action.

     (b) A description of anticipated problems that have a potential to impede progress and what corrective action is planned should the problem materialize.

(5) Section IV - A description of work to be performed during the next reporting period.

(6) Section V - Administrative Comments (Optional) - Description of proposed site visits and participation in technical meetings, journal manuscripts in preparation, coordination with other organizations conducting related work, etc.

(7) Section VI - A Gantt Chart showing actual progress versus scheduled progress.

b. Monthly Technical Progress Reports shall be prepared by the seventh day following the month being reported, and shall be received within 10 days of the report month. The Monthly Technical Progress Report shall be submitted to the following addresses:

One Copy:             Director

U.S. Army Medical Research Acquisition Activity (USAMRAA)

ATTN: MCMR-AAA-SD

820 Chandler Street

Fort Detrick, MD 21702-5014

One Copy:             US Army Medical Materiel Development Activity

ATTN: [ * ]

1430 Veterans Way

Fort Detrick, MD 21702-5059

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

________ QUARTERLY REPORTS

a. Quarterly reports are the most immediate and direct contact between the Principal Investigator (PI) and the Contracting Officer's Representative (COR). The reports provide the means for keeping this Command advised of developments and problems as the contract effort proceeds. The quarterly reports also provide a measure against which decisions on release of funding and on requests for supplements are made.

b. In accordance with Section C., a Quarterly Report shall be submitted for each three-month period beginning with the effective date of the contract. This requirement includes all three-month periods of the contract.

c. Copies of each report shall be submitted in the quantities indicated to the addresses shown below within fifteen (15) days after the end of each quarter. Internal Government distribution will be made by those offices.

(1) One (l) copy of the report to:

Insert Name and Address of COR

  (2) One (1) copy of the report to:

Director

U.S. Army Medical Research Acquisition Activity

ATTN: MCMR-AAA-_(Insert Applicable Office Symbol and Award Number

820 Chandler Street

Fort Detrick, MD 21702-5014

d. The Quarterly Report sample (See following Quarterly Report Format) shall serve as the format. Each item of the report format shall be completed.

QUARTERLY REPORT FORMAT

1. Contract No. _______________________________2. Report Date _____________

3. Reporting period from __________________________ to ________________________

4. PI ________________________________________ 5. Telephone No. ______________

6. Institution________________________________________________________________

7. Project Title______________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

8. Current staff, with percent effort of each on project.

__________________________     _____%     __________________________     _____%

__________________________     _____%     __________________________     _____%

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9. Contract expenditures to date (as applicable):

               This Qtr/Cumulative                                                           This Qtr/Cumulative

Personnel ___________________/_____________Travel ___________/_____________

Fringe Benefits ______________/____________Equipment ____________/_________

Supplies ___________________/______________Other ______________/___________

This Qtr/Cumulative

Subtotal _______________________/________________

Indirect Costs _________________/________________

Fee ____________________________/________________

Total _________________________/_________________

10. Comments on administrative and logistical matters.

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

11. Use additional page(s), as necessary, to describe scientific progress for the quarter in terms of the tasks or objectives listed in the statement of work for this contract.

12. Use additional page(s) to present a brief statement of plans or milestones for the next quarter.

________ FORMAT REQUIREMENTS FOR ANNUAL/FINAL REPORTS

a. Annual reports must provide a complete summary of the research accomplishments to date with respect to the approved Statement of Work. Journal articles can be substituted for detailed descriptions of specific aspects of the research, but the original articles must be attached to the report as an appendix and appropriately referenced in the text. The importance of the report to decisions relating to continued support of the research cannot be over-emphasized. An annual report shall be submitted within 30 calendar days of the anniversary date of the award for the preceding 12-month period. If the award period of performance is extended by the Contracting Officer then an annual report must still be submitted within 30 calendar days of the anniversary date of the award. A final report will be due upon completion of the extended performance date that describes the entire research effort.

b. A final report summarizing the entire research effort, citing data in the annual reports and appended publications shall be submitted at the end of the award performance period. The final report will provide a complete reporting of the research findings. Journal publications can be substituted for detailed descriptions of specific aspects of the research, but an original copy of each publication must be attached as an appendix and appropriately referenced in the text. All final reports must include a bibliography of all publications and meeting abstracts and a list of personnel (not salaries) receiving pay from the research effort.

Although there is no page limitation for the reports, each report shall be of sufficient length to provide a thorough description of the accomplishments with respect to the approved Statement of Work. Submission of the report in electronic format (PDF or Word file only) shall be submitted to https://ers.amedd.army.mil.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

All reports shall have the following elements, in this order:

FRONT COVER: A Sample front cover is provided at https://mrmc.amedd.army.mil/rrpindex.asp. The Accession Document (AD) Number should remain blank.

STANDARD FORM 298: A Sample SF 298 is provided at https://mrmc.amedd.army.mil/rrpindex.asp. The abstract in Block 13 must state the purpose, scope, major findings and be an up-to-date report of the progress in terms of results and significance. Subject terms are keywords that may have previously assigned to the proposal abstract or are keywords that may be significant to the research. The number of pages shall include all pages that have printed data (including the front cover, SF 298, table of contents, and all appendices). Please count pages carefully to ensure legibility and that there are no missing pages as this delays processing of reports. Page numbers should be typed: please do not hand number pages.

TABLE OF CONTENTS: Sample table of contents provided at https://mrmc.amedd.army.mil/rrpindex.asp.

INTRODUCTION: Narrative that briefly (one paragraph) describes the subject, purpose and scope of the research.

BODY: This section of the report shall describe the research accomplishments associated with each task outlined in the approved Statement of Work. Data presentation shall be comprehensive in providing a complete record of the research findings for the period of the report. Provide data explaining the relationship of the most recent findings with that of previously reported findings. Appended publications and/or presentations may be substituted for detailed descriptions of methodology but must be referenced in the body of the report. If applicable, for each task outlined in the Statement of Work, reference appended publications and/or presentations for details of result findings and tables and/or figures. The report shall include negative as well as positive findings. Include problems in accomplishing any of the tasks. Statistical tests of significance shall be applied to all data whenever possible. Figures and graphs referenced in the text may be embedded in the text or appended. Figures and graphs can also be referenced in the text and appended to a publication. Recommended changes or future work to better address the research topic may also be included, although changes to the original Statement of Work must be approved by the Army Contracting Officer's Representative. This approval must be obtained prior to initiating any change to the original Statement of Work.

KEY RESEARCH ACCOMPLISHMENTS: Bulleted list of key research accomplishments emanating from this research.

REPORTABLE OUTCOMES: Provide a list of reportable outcomes that have resulted from this research to include:

manuscripts, abstracts, presentations; patents

and licenses applied for and/or issued; degrees

obtained that are supported by this award;

development of cell lines, tissue or serum

repositories; infomatics such as databases and

animal models, etc.; funding applied for based

on work supported by this award; employment

or research opportunities applied for and/or

received based on experience/training supported

by this award.

CONCLUSION: Summarize the results to include the importance and/or implications of the completed research and when necessary, recommend changes on future work to better address the problem. A "so what section" which evaluates the knowledge as a scientific or medical product shall also be included in the conclusion of the report.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

REFERENCES: List all references pertinent to the report using a standard journal format (i.e. format used in Science, Military Medicine, etc.).

APPENDICES: Attach all appendices that contain information that supplements, clarifies or supports the text. Examples include original copies of journal articles, reprints of manuscripts and abstracts, a curriculum vitae, patent applications, study questionnaires, and surveys, etc.

     Pages shall be consecutively numbered throughout the report. DO NOT RENUMBER PAGES IN THE APPENDICES.

     Mark all pages of the report which contain proprietary or unpublished data that should be protected by the U.S. Government. REPORTS NOT PROPERLY MARKED FOR LIMITATION WILL BE DISTRIBUTED AS APPROVED FOR PUBLIC RELEASE. It is the responsibility of the Principal Investigator to advise the U.S. Army Medical Research and Materiel Command when restricted limitation assigned to a document can be downgraded to Approved for Public Release. DO NOT USE THE WORD "CONFIDENTIAL" WHEN MARKING DOCUMENTS.

FACILITY SAFETY PLAN STATUS REPORT (DEC 2006) (USAMRAA)

1. A Facility Safety Plan Status Report must be submitted annually starting no later than 1 year after obtaining the initial approval of the institution’s Facility Safety Plan. In the event that the Principal Investigator changes during the performance under this contract, the new Principal Investigator shall complete the "Newly Appointed Principal Investigator Assurance" form (see paragraph 3).

2. As a part of the annual Facility Safety Plan Status Report, the Facility Safety Director/Manager must provide the following: A brief description of any parts of the Facility Safety Plan that may have changed during the past 12 months. (Additional pages may be attached.)

During the past 12 months:

1. Have any change(s) in Research Operation Safety Procedure(s) been made?

    Yes _____ No _____

     If yes, briefly describe:

2. Have any modifications to the facility, equipment, and description (e.g., new equipment purchased, hood ventilation certification) been made?

    Yes _____ No _____

     If yes, briefly describe:

3. Hazard Analysis: Have any new hazards been identified for any of the awards supported by the USAMRMC?

    Yes _____ No _____

    If yes, provide a hazard analysis for each new hazard.

4. Radioactive Materials: Have any significant change(s) occurred in the use of the radioactive materials?

    Yes _____ No _____

    If yes, briefly describe:

    a. Are there any additional radioactive materials in use?

 Yes _____ No _____

 If yes, list additional material(s).

    b. Is the radioactive material licensure current?

 Yes _____ No _____

  If no, please explain.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

I certify that all of the above elements are true and correct to the best of my knowledge, and I assure that this institution provides a safe environment for its employees working in research laboratories in accordance with Federal, State, and local government regulations. This safety office provides employee safety training and periodic laboratory inspections in an effort to minimize, eliminate, or control potential hazards to the employees and the public.

I understand that the Safety Office, USAMRMC, may conduct periodic site visits in order to ensure the indicated elements are in compliance with regulatory requirements.

Name of the Institution: _____________________________________________________

Name of Safety Director/Manager: ____________________________________________

Signature: ______________________________ Date: __________________________

                        Safety Director/Manager

E-mail Address: _____________________________________________________

Phone Number: _____________________________________________________

Fax Number: _______________________________________________________

Facility Safety Plan approved by USAMRMC Safety Office: ______________ Date ________

3. Newly Appointed Principal Investigator Assurance

________ I assure that I have coordinated with the Facility Safety Director/Manager in the research, and have discussed with him/her all aspects of the research-related specific safety issues, and will help him/her prepare the annual Facility Safety Plan Status Report.

________ I assure that I will comply with my institution’s safety program and its requirements.

________ I understand that I am directly responsible for all aspects of safety and occupational health specific to my research protocol.

________ I assure that I will report to the Facility Safety Director/Manager any changes in the safety or occupational health practices due to changes in my originally planned research.

________ I assure that hazards associated with my research have been identified, eliminated and/or controlled.

________ I assure that all safety requirements are in compliance with 32 CFR 626 and 627, “Biological Defense Safety Program and Biological Defense Safety Program, Technical Safety Requirements” (if applicable).

________________________________________

Name of Principal Investigator (print)

_________________________________________                         ______________________

Signature                                                                                                              Date

Mailing Address: ________________________________________________________

                                                                                     Street

                             ________________________________________________________

                                      City                                        State                                           Zip Code

Phone Number: ______________________________________________________________

Fax: _______________________________________________________________________

E-mail Address: ______________________________________________________________

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 09720142015013000018N10337374255 R.0011882.5.3 6100.9000021001
COST CODE: A74FG
AMOUNT: $993,000.00
CIN GFEBS001062245800003: $993,000.00

AB: 09720142015013000018310444441255 R.0012070.9 6100.9000021001
COST CODE: A7444
AMOUNT: $6,500,000.00
CIN GFEBS001062245800004: $6,500,000.00

AC: 09720152016013000018N10337374255 R.0014944.4.4 6100.9000021001
COST CODE: A74FG
AMOUNT: $3,490,000.00
CIN GFEBS001062245800005: $3,490,000.00

CLAUSES INCORPORATED BY FULL TEXT

52.004-4002 Contractor Performance Assessment Reporting System (CPARS) (USAMRAA) (September 2009)

The Contractor Performance Assessment Reporting System (CPARS) has been adopted electronically to capture assessment data and manage the evaluation process. CPARS is used to assess a contractor's performance and provide a record, both positive and negative, on a given contract during a specific period of time. The CPARS Automated Information System (AIS) collection tool and other CPARS information can be accessed at https://www.cpars.csd.disa.mil. CPARS collects contractor performance information and passes it to the Federal Past Performance Information Retrieval System (PPIRS) where it can be retrieved by Federal Government Agencies including the DoD Services. The CPARS process is designed with a series of checks and balances to facilitate the objective and consistent evaluation of contractor performance. Both government and contractor program management perspectives are captured on the CPAR form and together make a complete CPAR. The Contractor shall assign and provide to the Contracting Officer's Representative (COR), within 10 calendar days after award, the name, title, email address and phone number of the designated Contractor Representative (CR) within their firm who will be responsible for CPAR information and reviewing the Government's proposed assessment for the period of performance. A User ID and Password for the CPARS will be provided to the designated CR for this purpose of accessing the CPARS. The CR has the authority to: Receive the Government evaluation; Review/comment/return the evaluation to the Government within 30 calendar days after the Government's evaluation is completed; Request a meeting to discuss the CPAR. This meeting must be requested, in writing, no later than seven calendar days from the receipt of the CPAR and must be held during the contractor’s 30-day review period. The CR must either concur or nonconcur to each CPAR.

252.201-7000    CONTRACTING OFFICER'S REPRESENTATIVE (DEC 1991)

(a) "Definition. Contracting officer's representative" means an individual designated in accordance with subsection 201.602-2 of the Defense Federal Acquisition Regulation Supplement and authorized in writing by the contracting officer to perform specific technical or administrative functions.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b) If the Contracting Officer designates a contracting officer's representative (COR), the Contractor will receive a copy of the written designation. It will specify the extent of the COR's authority to act on behalf of the contracting officer. The COR is not authorized to make any commitments or changes that will affect price, quality, quantity, delivery, or any other term or condition of the contract.

(End of clause)

252.232-7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (MAY 2013)

(a) Definitions. As used in this clause--

Department of Defense Activity Address Code (DoDAAC) is a six position code that uniquely identifies a unit, activity, or organization.

Document type means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

Local processing office (LPO) is the office responsible for payment certification when payment certification is done external to the entitlement system.

(b) Electronic invoicing. The WAWF system is the method to electronically process vendor payment requests and receiving reports, as authorized by DFARS 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall--

(1) Have a designated electronic business point of contact in the System for Award Management at https://www.acquisition.gov; and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this Web site.

(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/.

(e) WAWF methods of document submission. Document submissions may be via Web entry, Electronic Data Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor must use the following information when submitting payment requests and receiving reports in WAWF for this contract/order:

(1) Document type. The Contractor shall use the following document type(s).

Invoice as a ‘Cost Voucher’.

(Contracting Officer: Insert applicable document type(s). Note: If a “Combo” document type is identified but not supportable by the Contractor's business systems, an “Invoice” (stand-alone) and “Receiving Report” (stand-alone) document type may be used instead.)

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(2) Inspection/acceptance location. The Contractor shall select the following inspection/acceptance location(s) in WAWF, as specified by the contracting officer.

W806YH

(Contracting Officer: Insert inspection and acceptance locations or “Not applicable”.)

(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table*

--------------------------------------------------------------------------------------------

Field Name in WAWF                             Data to be entered in WAWF

--------------------------------------------------------------------------------------------

PayOfficialDoDAAC	[ * ]
Issue By DoDAAC	[ * ]
Admin DoDAAC	[ * ]
Inspect By DoDAAC	[ * ]
Ship To Code	[ * ]
Ship From Code	[ * ]
Mark For Code	[ * ]
Service Approver (DoDAAC)	[ * ]
Service Acceptor (DoDAAC)	[ * ]
Accept at Other DoDAAC	[ * ]
LPO DoDAAC	[ * ]
DCAA Auditor DoDAAC	[ * ]
Other DoDAAC(s)	[ * ]

--------------------------------------------------------------------------------------------

(*Contracting Officer: Insert applicable DoDAAC information or “See schedule” if multiple ship to/acceptance locations apply, or “Not applicable.”)

(4) Payment request and supporting documentation. The Contractor shall ensure a payment request includes appropriate contract line item and subline item descriptions of the work performed or supplies delivered, unit price/cost per unit, fee (if applicable), and all relevant back-up documentation, as defined in DFARS Appendix F, (e.g. timesheets) in support of each payment request.

(5) WAWF email notifications. The Contractor shall enter the email address identified below in the “Send Additional Email Notifications” field of WAWF once a document is submitted in the system.

[ * ]

(Contracting Officer: Insert applicable email addresses or “Not applicable.”)

(g) WAWF point of contact. (1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity's WAWF point of contact.

N/A

(Contracting Officer: Insert applicable information or “Not applicable.”)

(2) For technical WAWF help, contact the WAWF helpdesk at 866-618-5988.

(End of clause)

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5152.232-9000 INCREMENTAL FUNDING (November 2014)(USAMRAA)

a. It is estimated that the total cost to the Government for the full performance of this contract for the period of 5/11/2015 to 11/10/2016 will be $17,012,744.49. There have been funds allotted for reimbursement of allowable costs, and applicable fee incurred in the performance of this contract in the amount of only $10,983,000.00. It is estimated that such funded amount shall be sufficient to cover allowable expenses for the period 5/11/2015 to 6/21/2016. The amount of the funds currently allotted may be increased by the Contracting Officer without further concurrence of the contractor. It is estimated that the remaining funds will be made available in accordance with the following schedule:

Funding Source	Year	Amount	Timing
DPH JWMRP	FY15	$500,000.00	Jun-2015
DHP core	FY16	$5,529,744.49	Jun-2016
TOTAL	N/A	$6,029,744.49	N/A

b. Pending the availability of additional funds, performance by the contractor shall be governed by the contract clause entitled “Limitation of Funds”, FAR 52.232-22.

(End Local Clause)

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section H - Special Contract Requirements

RECOVERY PROVISION

REGULATORY RIGHTS IN EVENT OF PRODUCT DEVELOPMENT FAILURES

This contract includes research with an investigational drug, biologic or medical device that is regulated by the U.S. Food and Drug Administration (FDA) and requires FDA pre-market approval or clearance before commercial marketing may begin. It is expected that this contract will result in the FDA clearance and commercialization of the Sufentanil NanoTab™ battlefield pain management product. The Contractor is the sponsor of the Regulatory Application (an investigational new drug application (IND), investigational device exemption (IDE), new drug application (NDA), biologics license application (BLA), premarket approval application (PMA), or 510(k) pre-market notification filing (510(k)) or another regulatory filing submitted to FDA) that controls the research under this contract. As the sponsor of the Regulatory Application to FDA (as the terms “sponsor” and “applicant” are defined or used in at 21 CFR §§3.2(c), 312.5, 600.3(t), 812.2(b), 812 Subpart C, or 814.20), the Contractor has certain standing before the FDA that entitles it to exclusive communications related to the Regulatory Application. This provision protects the return on research and development investment made by the U.S. Army Medical Research and Materiel Command (USAMRMC) in the event of certain regulatory product development failures related to the Technology.

The Contractor agrees to the following:

a. Contractor will, within three (3) business days of receipt, provide USAMRMC with all communications and summaries thereof, both formal and informal, to or from FDA regarding the Technology and ensure that USAMRMC representatives are given advance notice of and are invited to participate with at least two (2) representatives in any formal or informal sponsor meetings with FDA;

b. If contract is to be terminated or is about to expire prior to the time the Contractor obtains FDA approval or clearance; or the Contractor fails to commercially market the regulated technology within three (3) years after the FDA issues approval or clearance, the Contractor, upon the request of the Government:

(i)        shall transfer possession, ownership and sponsorship or holdership of any Regulatory Application (including any associated expedited review designation, priority review voucher, or marketing exclusivity eligibility or award), regulatory correspondence, and supporting regulatory information related to the Technology to USAMRMC or its designee;

(ii)       shall inform FDA of the transfer of sponsorship or holdership of the Regulatory Application transferred under section (c)(i) above.

c. The terms of this provision and its derivative obligations:

(i) will be included in any license, sale or transfer by the Contractor to a third party of any intellectual property covered by section (b) above.

(ii) will survive the acquisition or merger of the Contractor by or with any third party.

(iii) will be included in any subcontracts relating to the development of the Technology.

(iv) will survive the expiration of this contract.

SPECIAL INSTRUCTIONS

All information submitted by the Contractor to the Government or one of its collaborating partners under this contract that is marked or designated as “Proprietary” to the Contractor shall be treated as confidential and not disclosed publically or to any third party without the prior written consent of the Contractor.

For purposes of this contract and award, no claim, license, or rights to AcelRx intellectual property shall transfer to the Government or its collaborating partners, including but not limited to patents, trademarks, copyrights and trade secrets, that were invented, disclosed, registered or filed prior to the effective date of this agreement.

Contractor shall maintain all rights to its intellectual property and no rights, title or license shall transfer to the Government or any Government collaborating partner to any invention that was previously conceived, filed or registered by Contractor or its agents prior to the effective date of this agreement.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	NOV 2013
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	MAY 2014
52.203-7	Anti-Kickback Procedures	MAY 2014
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	OCT 2010
52.203-13	Contractor Code of Business Ethics and Conduct	APR 2010
52.203-17	Contractor Employee Whistleblower Rights and Requirement To Inform Employees of Whistleblower Rights	APR 2014
52.204-2	Security Requirements	AUG 1996
52.204-4	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper	MAY 2011
52.204-9	Personal Identity Verification of Contractor Personnel	JAN 2011
52.204-10	Reporting Executive Compensation and First-Tier Subcontract Awards	JUL 2013
52.204-13	System for Award Management Maintenance	JUL 2013
52.209-9	Updates of Publicly Available Information Regarding Responsibility Matters	JUL 2013
52.209-10	Prohibition on Contracting With Inverted Domestic Corporations	DEC 2014
52.215-8	Order of Precedence--Uniform Contract Format	OCT 1997
52.215-17	Waiver of Facilities Capital Cost of Money	OCT 1997
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.215-19	Notification of Ownership Changes	OCT 1997
52.215-23	Limitations on Pass-Through Charges	OCT 2009
52.222-1	Notice To The Government Of Labor Disputes	FEB 1997
52.222-3	Convict Labor	JUN 2003
52.222-21	Prohibition Of Segregated Facilities	APR 2015
52.222-26	Equal Opportunity	APR 2015
52.222-35	Equal Opportunity for Veterans	JUL 2014
52.222-36	Equal Opportunity for Workers with Disabilities	JUL 2014
52.222-37	Employment Reports on Veterans	JUL 2014
52.222-40	Notification of Employee Rights Under the National Labor Relations Act	DEC 2010
52.222-50	Combating Trafficking in Persons	MAR 2015
52.222-54	Employment Eligibility Verification	AUG 2013
52.223-6	Drug-Free Workplace	MAY 2001
52.223-18	Encouraging Contractor Policies To Ban Text Messaging While Driving	AUG 2011
52.224-1	Privacy Act Notification	APR 1984
52.224-2	Privacy Act	APR 1984
52.225-1	Buy American--Supplies	MAY 2014
52.225-13	Restrictions on Certain Foreign Purchases	JUN 2008
52.227-1 Alt I	Authorization And Consent (Dec 2007) - Alternate I	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	DEC 2007
52.227-3	Patent Indemnity	APR 1984
52.227-10	Filing Of Patent Applications--Classified Subject Matter	DEC 2007
52.228-7	Insurance--Liability To Third Persons	MAR 1996

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

52.230-2	Cost Accounting Standards	MAY 2014
52.230-3	Disclosure And Consistency Of Cost Accounting Practices	MAY 2014
52.230-6	Administration of Cost Accounting Standards	JUN 2010
52.232-17	Interest	MAY 2014
52.232-23	Assignment Of Claims	MAY 2014
52.232-25 Alt I	Prompt Payment (July 2013) Alternate I	FEB 2002
52.232-33	Payment by Electronic Funds Transfer--System for Award Management	JUL 2013
52.232-39	Unenforceability of Unauthorized Obligations	JUN 2013
52.232-40	Providing Accelerated Payments to Small Business Subcontractors	DEC 2013
52.233-1	Disputes	MAY 2014
52.233-3	Protest After Award	AUG 1996
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-2	Production Progress Reports	APR 1991
52.242-3	Penalties for Unallowable Costs	MAY 2014
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.243-2 Alt V	Changes--Cost-Reimbursement (Aug 1987) - Alternate V	APR 1984
52.243-6	Change Order Accounting	APR 1984
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	APR 2015
52.245-9	Use And Charges	APR 2012
52.246-23	Limitation Of Liability	FEB 1997
52.246-25	Limitation Of Liability--Services	FEB 1997
52.247-68	Report of Shipment (REPSHIP)	FEB 2006
52.249-6	Termination (Cost Reimbursement)	MAY 2004
52.249-14	Excusable Delays	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.203-7000	Requirements Relating to Compensation of Former DoD Officials	SEP 2011
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2008
252.203-7002	Requirement to Inform Employees of Whistleblower Rights	SEP 2013
252.203-7003	Agency Office of the Inspector General	DEC 2012
252.204-7000	Disclosure Of Information	AUG 2013
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	System for Award Management Alternate A	FEB 2014
252.204-7005	Oral Attestation of Security Responsibilities	NOV 2001
252.204-7010	Requirement for Contractor to Notify DoD if the Contractor's Activities are Subject to Reporting Under the U.S.- International Atomic Energy Agency Additional Protocol	JAN 2009
252.204-7012	Safeguarding of Unclassified Controlled Technical Information	NOV 2013
252.204-7013	Limitations on the Use or Disclosure of Information by Litigation Support Solicitation Offerors	FEB 2014
252.204-7014	Limitations on the Use or Disclosure of Information by Litigation Support Contractors	FEB 2014
252.204-7015	Disclosure of Information to Litigation Support Contractors	FEB 2014
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Country that is a State Sponsor of Terrorism	DEC 2014

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

252.211-7005	Substitutions for Military or Federal Specifications and Standards	NOV 2005
252.211-7008	Use of Government-Assigned Serial Numbers	SEP 2010
252.217-7016	Plant Protection	DEC 1991
252.219-7003	Small Business Subcontracting Plan (DOD Contracts)	OCT 2014
252.223-7004	Drug Free Work Force	SEP 1988
252.225-7004	Report of Intended Performance Outside the United States and Canada--Submission after Award	OCT 2010
252.225-7012	Preference For Certain Domestic Commodities	FEB 2013
252.225-7048	Export-Controlled Items	JUN 2013
252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns	SEP 2004
252.227-7016	Rights in Bid or Proposal Information	JAN 2011
252.227-7030	Technical Data--Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	JUN 2013
252.227-7039	Patents--Reporting Of Subject Inventions	APR 1990
252.232-7003	Electronic Submission of Payment Requests and Receiving Reports	JUN 2012
252.232-7010	Levies on Contract Payments	DEC 2006
252.235-7004	Protection of Human Subjects	JUL 2009
252.235-7011	Final Scientific or Technical Report	JAN 2015
252.237-7010	Prohibition on Interrogation of Detainees by Contractor Personnel	JUN 2013
252.242-7005	Contractor Business Systems	FEB 2012
252.242-7006	Accounting System Administration	FEB 2012
252.243-7002	Requests for Equitable Adjustment	DEC 2012
252.244-7000	Subcontracts for Commercial Items	JUN 2013
252.244-7001	Contractor Purchasing System Administration	MAY 2014
252.245-7001	Tagging, Labeling, and Marking of Government-Furnished Property	APR 2012
252.245-7002	Reporting Loss of Government Property	APR 2012
252.245-7003	Contractor Property Management System Administration	APR 2012
252.245-7004	Reporting, Reutilization, and Disposal	MAR 2015
252.246-7000	Material Inspection And Receiving Report	MAR 2008
252.246-7001	Warranty Of Data	MAR 2014
252.247-7023	Transportation of Supplies by Sea	APR 2014

CLAUSES INCORPORATED BY FULL TEXT

52.216-7 ALLOWABLE COST AND PAYMENT (JUN 2013)

(a) Invoicing.

(1) The Government will make payments to the Contractor when requested as work progresses, but (except for small business concerns) not more often than once every 2 weeks, in amounts determined to be allowable by the Contracting Officer in accordance with Federal Acquisition Regulation (FAR) subpart 31.2 in effect on the date of this contract and the terms of this contract. The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost for performing this contract.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(2) Contract financing payments are not subject to the interest penalty provisions of the Prompt Payment Act. Interim payments made prior to the final payment under the contract are contract financing payments, except interim payments if this contract contains Alternate I to the clause at 52.232-25.

(3) The designated payment office will make interim payments for contract financing on the 30th (Contracting Officer insert day as prescribed by agency head; if not prescribed, insert “30th”) day after the designated billing office receives a proper payment request.

In the event that the Government requires an audit or other review of a specific payment request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make payment by the specified due date.

(b) Reimbursing costs. (1) For the purpose of reimbursing allowable costs (except as provided in subparagraph (b)(2) of the clause, with respect to pension, deferred profit sharing, and employee stock ownership plan contributions), the term "costs" includes only--

(i) Those recorded costs that, at the time of the request for reimbursement, the Contractor has paid by cash, check, or other form of actual payment for items or services purchased directly for the contract;

(ii) When the Contractor is not delinquent in paying costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for--

(A) Supplies and services purchased directly for the contract and associated financing payments to subcontractors, provided payments determined due will be made--

(1) In accordance with the terms and conditions of a subcontract or invoice; and

(2) Ordinarily within 30 days of the submission of the Contractor's payment request to the Government;

(B) Materials issued from the Contractor's inventory and placed in the production process for use on the contract;

(C) Direct labor;

(D) Direct travel;

(E) Other direct in-house costs; and

(F) Properly allocable and allowable indirect costs, as shown in the records maintained by the Contractor for purposes of obtaining reimbursement under Government contracts; and

(iii) The amount of financing payments that have been paid by cash, check, or other forms of payment to subcontractors.

(2) Accrued costs of Contractor contributions under employee pension plans shall be excluded until actually paid unless--

(i) The Contractor's practice is to make contributions to the retirement fund quarterly or more frequently; and

(ii) The contribution does not remain unpaid 30 days after the end of the applicable quarter or shorter payment period (any contribution remaining unpaid shall be excluded from the Contractor's indirect costs for payment purposes).

(3) Notwithstanding the audit and adjustment of invoices or vouchers under paragraph (g) of this clause, allowable indirect costs under this contract shall be obtained by applying indirect cost rates established in accordance with paragraph (d) of this clause.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(4) Any statements in specifications or other documents incorporated in this contract by reference designating performance of services or furnishing of materials at the Contractor's expense or at no cost to the Government shall be disregarded for purposes of cost-reimbursement under this clause.

(c) Small business concerns. A small business concern may receive more frequent payments than every 2 weeks.

(d) Final indirect cost rates. (1) Final annual indirect cost rates and the appropriate bases shall be established in accordance with Subpart 42.7 of the Federal Acquisition Regulation (FAR) in effect for the period covered by the indirect cost rate proposal.

(2)(i) The Contractor shall submit an adequate final indirect cost rate proposal to the Contracting Officer (or cognizant Federal agency official) and auditor within the 6-month period following the expiration of each of its fiscal years. Reasonable extensions, for exceptional circumstances only, may be requested in writing by the Contractor and granted in writing by the Contracting Officer. The Contractor shall support its proposal with adequate supporting data.

(ii) The proposed rates shall be based on the Contractor's actual cost experience for that period. The appropriate Government representative and the Contractor shall establish the final indirect cost rates as promptly as practical after receipt of the Contractor's proposal.

(iii) An adequate indirect cost rate proposal shall include the following data unless otherwise specified by the cognizant Federal agency official:

(A) Summary of all claimed indirect expense rates, including pool, base, and calculated indirect rate.

(B) General and Administrative expenses (final indirect cost pool). Schedule of claimed expenses by element of cost as identified in accounting records (Chart of Accounts).

(C) Overhead expenses (final indirect cost pool). Schedule of claimed expenses by element of cost as identified in accounting records (Chart of Accounts) for each final indirect cost pool.

(D) Occupancy expenses (intermediate indirect cost pool). Schedule of claimed expenses by element of cost as identified in accounting records (Chart of Accounts) and expense reallocation to final indirect cost pools.

(E) Claimed allocation bases, by element of cost, used to distribute indirect costs.

(F) Facilities capital cost of money factors computation.

(G) Reconciliation of books of account (i.e., General Ledger) and claimed direct costs by major cost element.

(H) Schedule of direct costs by contract and subcontract and indirect expense applied at claimed rates, as well as a subsidiary schedule of Government participation percentages in each of the allocation base amounts.

(I) Schedule of cumulative direct and indirect costs claimed and billed by contract and subcontract.

(J) Subcontract information. Listing of subcontracts awarded to companies for which the contractor is the prime or upper-tier contractor (include prime and subcontract numbers; subcontract value and award type; amount claimed during the fiscal year; and the subcontractor name, address, and point of contact information).

(K) Summary of each time-and-materials and labor-hour contract information, including labor categories, labor rates, hours, and amounts; direct materials; other direct costs; and, indirect expense applied at claimed rates.

(L) Reconciliation of total payroll per IRS form 941 to total labor costs distribution.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(M) Listing of decisions/agreements/approvals and description of accounting/organizational changes.

(N) Certificate of final indirect costs (see 52.242-4, Certification of Final Indirect Costs).

(O) Contract closing information for contracts physically completed in this fiscal year (include contract number, period of performance, contract ceiling amounts, contract fee computations, level of effort, and indicate if the contract is ready to close).

(iv) The following supplemental information is not required to determine if a proposal is adequate, but may be required during the audit process:

(A) Comparative analysis of indirect expense pools detailed by account to prior fiscal year and budgetary data.

(B) General organizational information and limitation on allowability of compensation for certain contractor personnel. See 31.205-6(p). Additional salary reference information is available at http://www.whitehouse.gov/omb/procurement_index_exec_comp/.

(C) Identification of prime contracts under which the contractor performs as a subcontractor.

(D) Description of accounting system (excludes contractors required to submit a CAS Disclosure Statement or contractors where the description of the accounting system has not changed from the previous year's submission).

(E) Procedures for identifying and excluding unallowable costs from the costs claimed and billed (excludes contractors where the procedures have not changed from the previous year's submission).

(F) Certified financial statements and other financial data (e.g., trial balance, compilation, review, etc.).

(G) Management letter from outside CPAs concerning any internal control weaknesses.

(H) Actions that have been and/or will be implemented to correct the weaknesses described in the management letter from subparagraph G) of this section.

(I) List of all internal audit reports issued since the last disclosure of internal audit reports to the Government.

(J) Annual internal audit plan of scheduled audits to be performed in the fiscal year when the final indirect cost rate submission is made.

(K) Federal and State income tax returns.

(L) Securities and Exchange Commission 10-K annual report.

(M) Minutes from board of directors meetings.

(N) Listing of delay claims and termination claims submitted which contain costs relating to the subject fiscal year.

(O) Contract briefings, which generally include a synopsis of all pertinent contract provisions, such as: Contract type, contract amount, product or service(s) to be provided, contract performance period, rate ceilings, advance approval requirements, pre-contract cost allowability limitations, and billing limitations.

(v) The Contractor shall update the billings on all contracts to reflect the final settled rates and update the schedule of cumulative direct and indirect costs claimed and billed, as required in paragraph (d)(2)(iii)(I) of this section, within 60 days after settlement of final indirect cost rates.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(3) The Contractor and the appropriate Government representative shall execute a written understanding setting forth the final indirect cost rates. The understanding shall specify (i) the agreed-upon final annual indirect cost rates, (ii) the bases to which the rates apply, (iii) the periods for which the rates apply, (iv) any specific indirect cost items treated as direct costs in the settlement, and (v) the affected contract and/or subcontract, identifying any with advance agreements or special terms and the applicable rates. The understanding shall not change any monetary ceiling, contract obligation, or specific cost allowance or disallowance provided for in this contract. The understanding is incorporated into this contract upon execution.

(4) Failure by the parties to agree on a final annual indirect cost rate shall be a dispute within the meaning of the Disputes clause.

(5) Within 120 days (or longer period if approved in writing by the Contracting Officer) after settlement of the final annual indirect cost rates for all years of a physically complete contract, the Contractor shall submit a completion invoice or voucher to reflect the settled amounts and rates. The completion invoice or voucher shall include settled subcontract amounts and rates. The prime contractor is responsible for settling subcontractor amounts and rates included in the completion invoice or voucher and providing status of subcontractor audits to the contracting officer upon request.

(6)(i) If the Contractor fails to submit a completion invoice or voucher within the time specified in paragraph (d)(5) of this clause, the Contracting Officer may--

(A) Determine the amounts due to the Contractor under the contract; and

(B) Record this determination in a unilateral modification to the contract.

(ii) This determination constitutes the final decision of the Contracting Officer in accordance with the Disputes clause.

(e) Billing rates. Until final annual indirect cost rates are established for any period, the Government shall reimburse the Contractor at billing rates established by the Contracting Officer or by an authorized representative (the cognizant auditor), subject to adjustment when the final rates are established. These billing rates--

(1) Shall be the anticipated final rates; and

(2) May be prospectively or retroactively revised by mutual agreement, at either party's request, to prevent substantial overpayment or underpayment.

(f) Quick-closeout procedures. Quick-closeout procedures are applicable when the conditions in FAR 42.708(a) are satisfied.

(g) Audit. At any time or times before final payment, the Contracting Officer may have the Contractor's invoices or vouchers and statements of cost audited. Any payment may be (1) Reduced by amounts found by the Contracting Officer not to constitute allowable costs or (2) Adjusted for prior overpayments or underpayments.

(h) Final payment. (1) Upon approval of a completion invoice or voucher submitted by the Contractor in accordance with paragraph (d)(5) of this clause, and upon the Contractor's compliance with all terms of this contract, the Government shall promptly pay any balance of allowable costs and that part of the fee (if any) not previously paid.

(2) The Contractor shall pay to the Government any refunds, rebates, credits, or other amounts (including interest, if any) accruing to or received by the Contractor or any assignee under this contract, to the extent that those amounts are properly allocable to costs for which the Contractor has been reimbursed by the Government. Reasonable expenses incurred by the Contractor for securing refunds, rebates, credits, or other amounts shall be allowable costs if approved by the Contracting Officer. Before final payment under this contract, the Contractor and each assignee whose assignment is in effect at the time of final payment shall execute and deliver--

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(i) An assignment to the Government, in form and substance satisfactory to the Contracting Officer, of refunds, rebates, credits, or other amounts (including interest, if any) properly allocable to costs for which the Contractor has been reimbursed by the Government under this contract; and

(ii) A release discharging the Government, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this contract, except--

(A) Specified claims stated in exact amounts, or in estimated amounts when the exact amounts are not known;

(B) Claims (including reasonable incidental expenses) based upon liabilities of the Contractor to third parties arising out of the performance of this contract; provided, that the claims are not known to the Contractor on the date of the execution of the release, and that the Contractor gives notice of the claims in writing to the Contracting Officer within 6 years following the release date or notice of final payment date, whichever is earlier; and

(C) Claims for reimbursement of costs, including reasonable incidental expenses, incurred by the Contractor under the patent clauses of this contract, excluding, however, any expenses arising from the Contractor's indemnification of the Government against patent liability.

(End of clause)

52.216-11   COST CONTRACT--NO FEE (APR 1984)

(a) The Government shall not pay the Contractor a fee for performing this contract.

(b) After payment of 80 percent of the total estimated cost shown in the Schedule, the Contracting Officer may withhold further payment of allowable cost until a reserve is set aside in an amount that the Contracting Officer considers necessary to protect the Government's interest. This reserve shall not exceed one percent of the total estimated cost shown in the Schedule or $100,000, whichever is less.

(End of clause)

52.217-7   OPTION FOR INCREASED QUANTITY--SEPARATELY PRICED LINE ITEM (MAR 1989)

The Government may require the delivery of the numbered line item, identified in the Schedule as an option item, in the quantity and at the price stated in the Schedule. The Contracting Officer may exercise the option by written notice to the Contractor no later than 30 days after receipt of FDA approval. Delivery of added items shall continue at the same rate specified in Section B, CLIN 0002, unless the parties otherwise agree.

(End of clause)

52.217-8   OPTION TO EXTEND SERVICES (NOV 1999)

The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within 30 DAYS.

(End of clause)

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

52.219-28   POST-AWARD SMALL BUSINESS PROGRAM REREPRESENTATION (JULY 2013)

(a) Definitions. As used in this clause--

Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

Small business concern means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause. Such a concern is ``not dominant in its field of operation'' when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged. In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall rerepresent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts--

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/content/table-small-business-size-standards.

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the representation required by paragraph (b) of this clause by validating or updating all its representations in the Representations and Certifications section of the System for Award Management (SAM) and its other data in SAM, as necessary, to ensure that they reflect the Contractor's current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(g) If the Contractor does not have representations and certifications in SAM, or does not have a representation in SAM for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

The Contractor represents that it ( ) is, ( ) is not a small business concern under NAICS Code 325412- assigned to contract number W81XWH-15-C-0046.

(Contractor to sign and date and insert authorized signer's name and title).

______________________________

SIGNATURE

______________________________

DATE

______________________________

NAME

______________________________

TITLE

(End of clause)

52.227-11     PATENT RIGHTS--OWNERSHIP BY THE CONTRACTOR (MAY 2014)

(a) As used in this clause--

Invention means any invention or discovery that is or may be patentable or otherwise protectable under title 35 of the U.S. Code, or any variety of plant that is or may be protectable under the Plant Variety Protection Act (7 U.S.C. 2321, et seq.)

Made means--

(1) When used in relation to any invention other than a plant variety, the conception or first actual reduction to practice of the invention; or

(2) When used in relation to a plant variety, that the Contractor has at least tentatively determined that the variety has been reproduced with recognized characteristics.

Nonprofit organization means a university or other institution of higher education or an organization of the type described in section 501(c)(3) of the Internal Revenue Code of 1954 (26 U.S.C. 501(c)) and exempt from taxation under section 501(a) of the Internal Revenue Code (26 U.S.C. 501(a)), or any nonprofit scientific or educational organization qualified under a State nonprofit organization statute.

Practical application means to manufacture, in the case of a composition of product; to practice, in the case of a process or method; or to operate, in the case of a machine or system; and, in each case, under such conditions as to establish that the invention is being utilized and that its benefits are, to the extent permitted by law or Government regulations, available to the public on reasonable terms.

Subject invention means any invention of the Contractor made in the performance of work under this contract.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b) Contractor's rights. (1) Ownership. The Contractor may retain ownership of each subject invention throughout the world in accordance with the provisions of this clause.

(2) License. (i) The Contractor shall retain a nonexclusive royalty-free license throughout the world in each subject invention to which the Government obtains title, unless the Contractor fails to disclose the invention within the times specified in paragraph (c) of this clause. The Contractor's license extends to any domestic subsidiaries and affiliates within the corporate structure of which the Contractor is a part, and includes the right to grant sublicenses to the extent the Contractor was legally obligated to do so at contract award. The license is transferable only with the written approval of the agency, except when transferred to the successor of that part of the Contractor's business to which the invention pertains.

(ii) The Contractor's license may be revoked or modified by the agency to the extent necessary to achieve expeditious practical application of the subject invention in a particular country in accordance with the procedures in FAR 27.302(i)(2) and 27.304-1(f).

(c) Contractor's obligations. (1) The Contractor shall disclose in writing each subject invention to the Contracting Officer within 2 months after the inventor discloses it in writing to Contractor personnel responsible for patent matters. The disclosure shall identify the inventor(s) and this contract under which the subject invention was made. It shall be sufficiently complete in technical detail to convey a clear understanding of the subject invention. The disclosure shall also identify any publication, on sale (i.e., sale or offer for sale), or public use of the subject invention, or whether a manuscript describing the subject invention has been submitted for publication and, if so, whether it has been accepted for publication. In addition, after disclosure to the agency, the Contractor shall promptly notify the Contracting Officer of the acceptance of any manuscript describing the subject invention for publication and any on sale or public use.

(2) The Contractor shall elect in writing whether or not to retain ownership of any subject invention by notifying the Contracting Officer within 2 years of disclosure to the agency. However, in any case where publication, on sale, or public use has initiated the 1-year statutory period during which valid patent protection can be obtained in the United States, the period for election of title may be shortened by the agency to a date that is no more than 60 days prior to the end of the statutory period.

(3) The Contractor shall file either a provisional or a nonprovisional patent application or a Plant Variety Protection Application on an elected subject invention within 1 year after election. However, in any case where a publication, on sale, or public use has initiated the 1-year statutory period during which valid patent protection can be obtained in the United States, the Contractor shall file the application prior to the end of that statutory period. If the Contractor files a provisional application, it shall file a nonprovisional application within 10 months of the filing of the provisional application. The Contractor shall file patent applications in additional countries or international patent offices within either 10 months of the first filed patent application (whether provisional or nonprovisional) or 6 months from the date permission is granted by the Commissioner of Patents to file foreign patent applications where such filing has been prohibited by a Secrecy Order.

(4) The Contractor may request extensions of time for disclosure, election, or filing under paragraphs (c)(1), (c)(2), and (c)(3) of this clause.

(d) Government's rights--(1) Ownership. The Contractor shall assign to the agency, on written request, title to any subject invention--

(i) If the Contractor fails to disclose or elect ownership to the subject invention within the times specified in paragraph (c) of this clause, or elects not to retain ownership; provided, that the agency may request title only within 60 days after learning of the Contractor's failure to disclose or elect within the specified times.

(ii) In those countries in which the Contractor fails to file patent applications within the times specified in paragraph (c) of this clause; provided, however, that if the Contractor has filed a patent application in a country after the times specified in paragraph (c) of this clause, but prior to its receipt of the written request of the agency, the Contractor shall continue to retain ownership in that country.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(iii) In any country in which the Contractor decides not to continue the prosecution of any application for, to pay the maintenance fees on, or defend in reexamination or opposition proceeding on, a patent on a subject invention.

(2) License. If the Contractor retains ownership of any subject invention, the Government shall have a nonexclusive, nontransferable, irrevocable, paid-up license to practice, or have practiced for or on its behalf, the subject invention throughout the world.

(e) Contractor action to protect the Government's interest. (1) The Contractor shall execute or have executed and promptly deliver to the agency all instruments necessary to--

(i) Establish or confirm the rights the Government has throughout the world in those subject inventions in which the Contractor elects to retain ownership; and

(ii) Assign title to the agency when requested under paragraph (d) of this clause and to enable the Government to obtain patent protection and plant variety protection for that subject invention in any country.

(2) The Contractor shall require, by written agreement, its employees, other than clerical and nontechnical employees, to disclose promptly in writing to personnel identified as responsible for the administration of patent matters and in the Contractor's format, each subject invention in order that the Contractor can comply with the disclosure provisions of paragraph (c) of this clause, and to execute all papers necessary to file patent applications on subject inventions and to establish the Government's rights in the subject inventions. The disclosure format should require, as a minimum, the information required by paragraph (c)(1) of this clause. The Contractor shall instruct such employees, through employee agreements or other suitable educational programs, as to the importance of reporting inventions in sufficient time to permit the filing of patent applications prior to U.S. or foreign statutory bars.

(3) The Contractor shall notify the Contracting Officer of any decisions not to file a nonprovisional patent application, continue the prosecution of a patent application, pay maintenance fees, or defend in a reexamination or opposition proceeding on a patent, in any country, not less than 30 days before the expiration of the response or filing period required by the relevant patent office.

(4) The Contractor shall include, within the specification of any United States nonprovisional patent or plant variety protection application and any patent or plant variety protection certificate issuing thereon covering a subject invention, the following statement, “This invention was made with Government support under (identify the contract) awarded by (identify the agency). The Government has certain rights in the invention.”

(f) Reporting on utilization of subject inventions. The Contractor shall submit, on request, periodic reports no more frequently than annually on the utilization of a subject invention or on efforts at obtaining utilization of the subject invention that are being made by the Contractor or its licensees or assignees. The reports shall include information regarding the status of development, date of first commercial sale or use, gross royalties received by the Contractor, and other data and information as the agency may reasonably specify. The Contractor also shall provide additional reports as may be requested by the agency in connection with any march-in proceeding undertaken by the agency in accordance with paragraph (h) of this clause. The Contractor also shall mark any utilization report as confidential/proprietary to help prevent inadvertent release outside the Government. As required by 35 U.S.C. 202(c)(5), the agency will not disclose that information to persons outside the Government without the Contractor's permission.

(g) Preference for United States industry. Notwithstanding any other provision of this clause, neither the Contractor nor any assignee shall grant to any person the exclusive right to use or sell any subject invention in the United States unless the person agrees that any products embodying the subject invention or produced through the use of the subject invention will be manufactured substantially in the United States. However, in individual cases, the requirement for an agreement may be waived by the agency upon a showing by the Contractor or its assignee that reasonable but unsuccessful efforts have been made to grant licenses on similar terms to potential licensees that would be likely to manufacture substantially in the United States, or that under the circumstances domestic manufacture is not commercially feasible.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(h) March-in rights. The Contractor acknowledges that, with respect to any subject invention in which it has retained ownership, the agency has the right to require licensing pursuant to 35 U.S.C. 203 and 210(c), and in accordance with the procedures in 37 CFR 401.6 and any supplemental regulations of the agency in effect on the date of contract award.

(i) Special provisions for contracts with nonprofit organizations. If the Contractor is a nonprofit organization, it shall--

(1) Not assign rights to a subject invention in the United States without the written approval of the agency, except where an assignment is made to an organization that has as one of its primary functions the management of inventions, provided, that the assignee shall be subject to the same provisions as the Contractor;

(2) Share royalties collected on a subject invention with the inventor, including Federal employee co-inventors (but through their agency if the agency deems it appropriate) when the subject invention is assigned in accordance with 35 U.S.C. 202(e) and 37 CFR 401.10;

(3) Use the balance of any royalties or income earned by the Contractor with respect to subject inventions, after payment of expenses (including payments to inventors) incidental to the administration of subject inventions for the support of scientific research or education; and

(4) Make efforts that are reasonable under the circumstances to attract licensees of subject inventions that are small business concerns, and give a preference to a small business concern when licensing a subject invention if the Contractor determines that the small business concern has a plan or proposal for marketing the invention which, if executed, is equally as likely to bring the invention to practical application as any plans or proposals from applicants that are not small business concerns; provided, that the Contractor is also satisfied that the small business concern has the capability and resources to carry out its plan or proposal. The decision whether to give a preference in any specific case will be at the discretion of the Contractor.

(5) Allow the Secretary of Commerce to review the Contractor's licensing program and decisions regarding small business applicants, and negotiate changes to its licensing policies, procedures, or practices with the Secretary of Commerce when the Secretary's review discloses that the Contractor could take reasonable steps to more effectively implement the requirements of paragraph (i)(4) of this clause.

(j) Communications.

(k) Subcontracts. (1) The Contractor shall include the substance of this clause, including this paragraph (k), in all subcontracts for experimental, developmental, or research work to be performed by a small business concern or nonprofit organization.

(2) The Contractor shall include in all other subcontracts for experimental, developmental, or research work the substance of the patent rights clause required by FAR Subpart 27.3.

(3) At all tiers, the patent rights clause must be modified to identify the parties as follows: references to the Government are not changed, and the subcontractor has all rights and obligations of the Contractor in the clause. The Contractor shall not, as part of the consideration for awarding the subcontract, obtain rights in the subcontractor's subject inventions.

(4) In subcontracts, at any tier, the agency, the subcontractor, and the Contractor agree that the mutual obligations of the parties created by this clause constitute a contract between the subcontractor and the agency with respect to the matters covered by the clause; provided, however, that nothing in this paragraph is intended to confer any jurisdiction under the Contract Disputes statute in connection with proceedings under paragraph (h) of this clause.

(End of clause)

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

52.227-16   ADDITIONAL DATA REQUIREMENTS (JUN 1987)

(a) In addition to the data (as defined in the clause at 52.227-14, Rights in Data--General clause or other equivalent included in this contract) specified elsewhere in this contract to be delivered, the Contracting Officer may, at any time during contract performance or within a period of 3 years after acceptance of all items to be delivered under this contract, order any data first produced or specifically used in the performance of this contract.

(b) The Rights in Data--General clause or other equivalent included in this contract is applicable to all data ordered under this Additional Data Requirements clause. Nothing contained in this clause shall require the Contractor to deliver any data the withholding of which is authorized by the Rights in Data--General or other equivalent clause of this contract, or data which are specifically identified in this contract as not subject to this clause.

(c) When data are to be delivered under this clause, the Contractor will be compensated for converting the data into the prescribed form, for reproduction, and for delivery.

(d) The Contracting Officer may release the Contractor from the requirements of this clause for specifically identified data items at any time during the 3-year period set forth in paragraph (a) of this clause.

(End of clause)

52.232-22   LIMITATION OF FUNDS (APR 1984)

(a) The parties estimate that performance of this contract will not cost the Government more than (1) the estimated cost specified in the Schedule or, (2) if this is a cost-sharing contract, the Government's share of the estimated cost specified in the Schedule. The Contractor agrees to use its best efforts to perform the work specified in the Schedule and all obligations under this contract within the estimated cost, which, if this is a cost-sharing contract, includes both the Government's and the Contractor's share of the cost.

(b) The Schedule specifies the amount presently available for payment by the Government and allotted to this contract, the items covered, the Government's share of the cost if this is a cost-sharing contract, and the period of performance it is estimated the allotted amount will cover. The parties contemplate that the Government will allot additional funds incrementally to the contract up to the full estimated cost to the Government specified in the Schedule, exclusive of any fee. The Contractor agrees to perform, or have performed, work on the contract up to the point at which the total amount paid and payable by the Government under the contract approximates but does not exceed the total amount actually allotted by the Government to the contract.

(c) The Contractor shall notify the Contracting Officer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of (1) the total amount so far allotted to the contract by the Government or, (2) if this is a cost-sharing contract, the amount then allotted to the contract by the Government plus the Contractor's corresponding share. The notice shall state the estimated amount of additional funds required to continue performance for the period specified in the Schedule.

(d) Sixty days before the end of the period specified in the Schedule, the Contractor shall notify the Contracting Officer in writing of the estimated amount of additional funds, if any, required to continue timely performance under the contract or for any further period specified in the Schedule or otherwise agreed upon, and when the funds will be required.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(e) If, after notification, additional funds are not allotted by the end of the period specified in the Schedule or another agreed-upon date, upon the Contractor's written request the Contracting Officer will terminate this contract on that date in accordance with the provisions of the Termination clause of this contract. If the Contractor estimates that the funds available will allow it to continue to discharge its obligations beyond that date, it may specify a later date in its request, and the Contracting Officer may terminate this contract on that later date.

(f) Except as required by other provisions of this contract, specifically citing and stated to be an exception to this clause--

(1) The Government is not obligated to reimburse the Contractor for costs incurred in excess of the total amount allotted by the Government to this contract; and

(2) The Contractor is not obligated to continue performance under this contract (including actions under the Termination clause of this contract) or otherwise incur costs in excess of (i) the amount then allotted to the contract by the Government or, (ii) if this is a cost-sharing contract, the amount then allotted by the Government to the contract plus the Contractor's corresponding share, until the Contracting Officer notifies the Contractor in writing that the amount allotted by the Government has been increased and specifies an increased amount, which shall then constitute the total amount allotted by the Government to this contract.

(g) The estimated cost shall be increased to the extent that (1) the amount allotted by the Government or, (2) if this is a cost-sharing contract, the amount then allotted by the Government to the contract plus the Contractor's corresponding share, exceeds the estimated cost specified in the Schedule. If this is a cost-sharing contract, the increase shall be allocated in accordance with the formula specified in the Schedule.

(h) No notice, communication, or representation in any form other than that specified in subparagraph (f)(2) above, or from any person other than the Contracting Officer, shall affect the amount allotted by the Government to this contract. In the absence of the specified notice, the Government is not obligated to reimburse the Contractor for any costs in excess of the total amount allotted by the Government to this contract, whether incurred during the course of the contract or as a result of termination.

(i) When and to the extent that the amount allotted by the Government to the contract is increased, any costs the Contractor incurs before the increase that are in excess of (1) the amount previously allotted by the Government or, (2) if this is a cost-sharing contract, the amount previously allotted by the Government to the contract plus the Contractor's corresponding share, shall be allowable to the same extent as if incurred afterward, unless the Contracting Officer issues a termination or other notice and directs that the increase is solely to cover termination or other specified expenses.

(j) Change orders shall not be considered an authorization to exceed the amount allotted by the Government specified in the Schedule, unless they contain a statement increasing the amount allotted.

(k) Nothing in this clause shall affect the right of the Government to terminate this contract. If this contract is terminated, the Government and the Contractor shall negotiate an equitable distribution of all property produced or purchased under the contract, based upon the share of costs incurred by each.

(l) If the Government does not allot sufficient funds to allow completion of the work, the Contractor is entitled to a percentage of the fee specified in the Schedule equalling the percentage of completion of the work contemplated by this contract.

(End of clause)

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

52.243-7   NOTIFICATION OF CHANGES (APR 1984)

(a) Definitions.

"Contracting Officer," as used in this clause, does not include any representative of the Contracting Officer.

"Specifically authorized representative (SAR)," as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this subparagraph and shall be issued to the designated representative before the SAR exercises such authority.

(b) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor considers to constitute a change to this contract. Except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Administrative Contracting Officer in writing, within TEN (10) calendar days from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state--

(1) The date, nature, and circumstances of the conduct regarded as a change;

(2) The name, function, and activity of each Government individual and Contractor official or employee involved in or knowledgeable about such conduct;

(3) The identification of any documents and the substance of any oral communication involved in such conduct;

(4) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose;

(5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including--

(i) What contract line items have been or may be affected by the alleged change;

(ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;

(iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change;

(iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and

(6) The Contractor's estimate of the time by which the Government must respond to the Contractor's notice to minimize cost, delay or disruption of performance.

(c) Continued performance. Following submission of the notice required by (b) above, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards the direction or communication as a change as described in (b) above, notice shall be given in the manner provided. All directions, communications, interpretations, orders and similar actions of the SAR shall be reduced to writing and copies furnished to the Contractor and to the Contracting Officer. The Contracting Officer shall countermand any action which exceeds the authority of the SAR.

(d) Government response. The Contracting Officer shall promptly, within TEN (10) calendar days after receipt of notice, respond to the notice in writing. In responding, the Contracting Officer shall either--

(1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;

(2) Countermand any communication regarded as a change;

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(3) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance; or

(4) In the event the Contractor's notice information is inadequate to make a decision under (1), (2), or (3) above, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.

(e) Equitable adjustments.

(1) If the Contracting Officer confirms that Government conduct effected a change as alleged by the Contractor, and the conduct causes an increase or decrease in the Contractor's cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made--

(i) In the contract price or delivery schedule or both; and

(ii) In such other provisions of the contract as may be affected.

(2) The contract shall be modified in writing accordingly. In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonably incurred by the Contractor in attempting to comply with the defective drawings, designs or specifications before the Contractor identified, or reasonably should have identified, such defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractor's failure to provide notice or to continue performance as provided, respectively, in (b) and (c) above.

Note: The phrases “contract price” and “cost” wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts, or to combinations thereof.

(End of clause)

52.244-2   SUBCONTRACTS (OCT 2010)

(a) Definitions. As used in this clause--

Approved purchasing system means a Contractor's purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).

Consent to subcontract means the Contracting Officer's written consent for the Contractor to enter into a particular subcontract.

Subcontract means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

(b) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (c) or (d) of this clause.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c) If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that—

(1) Is of the cost-reimbursement, time-and-materials, or labor-hour type; or

(2) Is fixed-price and exceeds—

(i) For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or

(ii) For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.

(d) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer’s written consent before placing the following subcontracts:

N/A.

(e)(1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (b), (c), or (d) of this clause, including the following information:

(i) A description of the supplies or services to be subcontracted.

(ii) Identification of the type of subcontract to be used.

(iii) Identification of the proposed subcontractor.

(iv) The proposed subcontract price.

(v) The subcontractor’s current, complete, and accurate certified cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.

(vi) The subcontractor’s Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

(vii) A negotiation memorandum reflecting—

(A) The principal elements of the subcontract price negotiations;

(B) The most significant considerations controlling establishment of initial or revised prices;

(C) The reason certified cost or pricing data were or were not required;

(D) The extent, if any, to which the Contractor did not rely on the subcontractor’s certified cost or pricing data in determining the price objective and in negotiating the final price;

(E) The extent to which it was recognized in the negotiation that the subcontractor’s certified cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

(F) The reasons for any significant difference between the Contractor’s price objective and the price negotiated; and

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(2) The Contractor is not required to notify the Contracting Officer in advance of entering into any subcontract for which consent is not required under paragraph (c), (d), or (e) of this clause.

(f) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractor’s purchasing system shall constitute a determination—

(1) Of the acceptability of any subcontract terms or conditions;

(2) Of the allowability of any cost under this contract; or

(3) To relieve the Contractor of any responsibility for performing this contract.

(g) No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4(c)(4)(i).

(h) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

(i) The Government reserves the right to review the Contractor’s purchasing system as set forth in FAR Subpart 44.3.

(j) Paragraphs (c) and (e) of this clause do not apply to the following subcontracts, which were evaluated during negotiations:

   ___________________

____________________

(End of clause)

52.245-1   GOVERNMENT PROPERTY (APR 2012)

(a) Definitions. As used in this clause—

“Cannibalize” means to remove parts from Government property for use or for installation on other Government property.

“Contractor-acquired property” means property acquired, fabricated, or otherwise provided by the Contractor for performing a contract, and to which the Government has title.

“Contractor inventory” means—

(1) Any property acquired by and in the possession of a Contractor or subcontractor under a contract for which title is vested in the Government and which exceeds the amounts needed to complete full performance under the entire contract;

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(2) Any property that the Government is obligated or has the option to take over under any type of contract, e.g., as a result either of any changes in the specifications or plans thereunder or of the termination of the contract (or subcontract thereunder), before completion of the work, for the convenience or at the option of the Government; and

(3) Government-furnished property that exceeds the amounts needed to complete full performance under the entire contract.

“Contractor’s managerial personnel” means the Contractor’s directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of—

(1) All or substantially all of the Contractor’s business;

(2) All or substantially all of the Contractor’s operation at any one plant or separate location; or

(3) A separate and complete major industrial operation.

“Demilitarization” means rendering a product unusable for, and not restorable to, the purpose for which it was designed or is customarily used.

“Discrepancies incident to shipment” means any differences (e.g., count or condition) between the items documented to have been shipped and items actually received.

“Equipment” means a tangible item that is functionally complete for its intended purpose, durable, nonexpendable, and needed for the performance of a contract. Equipment is not intended for sale, and does not ordinarily lose its identity or become a component part of another article when put into use. Equipment does not include material, real property, special test equipment or special tooling.

“Government-furnished property” means property in the possession of, or directly acquired by, the Government and subsequently furnished to the Contractor for performance of a contract. Government-furnished property includes, but is not limited to, spares and property furnished for repair, maintenance, overhaul, or modification. Government-furnished property also includes contractor-acquired property if the contractor-acquired property is a deliverable under a cost contract when accepted by the Government for continued use under the contract.

“Government property” means all property owned or leased by the Government. Government property includes both Government-furnished and Contractor-acquired property. Government property includes material, equipment, special tooling, special test equipment, and real property. Government property does not include intellectual property and software.

“Loss of Government property” means unintended, unforeseen or accidental loss, damage or destruction to Government property that reduces the Government’s expected economic benefits of the property. Loss of Government property does not include purposeful destructive testing, obsolescence, normal wear and tear or manufacturing defects. Loss of Government property includes, but is not limited to—

(1) Items that cannot be found after a reasonable search;

(2) Theft;

(3) Damage resulting in unexpected harm to property requiring repair to restore the item to usable condition; or

(4) Destruction resulting from incidents that render the item useless for its intended purpose or beyond economical repair.

“Material” means property that may be consumed or expended during the performance of a contract, component parts of a higher assembly, or items that lose their individual identity through incorporation into an end item. Material does not include equipment, special tooling, special test equipment or real property.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Nonseverable” means property that cannot be removed after construction or installation without substantial loss of value or damage to the installed property or to the premises where installed.

“Precious metals” means silver, gold, platinum, palladium, iridium, osmium, rhodium, and ruthenium.

“Production scrap” means unusable material resulting from production, engineering, operations and maintenance, repair, and research and development contract activities. Production scrap may have value when re-melted or reprocessed, e.g., textile and metal clippings, borings, and faulty castings and forgings.

“Property” means all tangible property, both real and personal.

“Property Administrator” means an authorized representative of the Contracting Officer appointed in accordance with agency procedures, responsible for administering the contract requirements and obligations relating to Government property in the possession of a Contractor.

“Property records” means the records created and maintained by the contractor in support of its stewardship responsibilities for the management of Government property.

“Provide” means to furnish, as in Government-furnished property, or to acquire, as in contractor-acquired property.

“Real property” See Federal Management Regulation 102-71.20 (41 CFR 102-71.20).

“Sensitive property” means property potentially dangerous to the public safety or security if stolen, lost, or misplaced, or that shall be subject to exceptional physical security, protection, control, and accountability. Examples include weapons, ammunition, explosives, controlled substances, radioactive materials, hazardous materials or wastes, or precious metals.

“Unit acquisition cost” means—

(1) For Government-furnished property, the dollar value assigned by the Government and identified in the contract; and

(2) For contractor-acquired property, the cost derived from the Contractor’s records that reflect consistently applied generally accepted accounting principles.

(b) Property management.

(1) The Contractor shall have a system of internal controls to manage (control, use, preserve, protect, repair, and maintain) Government property in its possession. The system shall be adequate to satisfy the requirements of this clause. In doing so, the Contractor shall initiate and maintain the processes, systems, procedures, records, and methodologies necessary for effective and efficient control of Government property. The Contractor shall disclose any significant changes to its property management system to the Property Administrator prior to implementation of the changes. The Contractor may employ customary commercial practices, voluntary consensus standards, or industry-leading practices and standards that provide effective and efficient Government property management that are necessary and appropriate for the performance of this contract (except where inconsistent with law or regulation).

(2) The Contractor’s responsibility extends from the initial acquisition and receipt of property, through stewardship, custody, and use until formally relieved of responsibility by authorized means, including delivery, consumption, expending, sale (as surplus property), or other disposition, or via a completed investigation, evaluation, and final determination for lost property. This requirement applies to all Government property under the Contractor’s accountability, stewardship, possession or control, including its vendors or subcontractors (see paragraph (f)(1)(v) of this clause).

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(3) The Contractor shall include the requirements of this clause in all subcontracts under which Government property is acquired or furnished for subcontract performance.

(4) The Contractor shall establish and maintain procedures necessary to assess its property management system effectiveness and shall perform periodic internal reviews, surveillances, self assessments, or audits. Significant findings or results of such reviews and audits pertaining to Government property shall be made available to the Property Administrator.

(c) Use of Government property.

(1) The Contractor shall use Government property, either furnished or acquired under this contract, only for performing this contract, unless otherwise provided for in this contract or approved by the Contracting Officer.

(2) Modifications or alterations of Government property are prohibited, unless they are—

(i) Reasonable and necessary due to the scope of work under this contract or its terms and conditions;

(ii) Required for normal maintenance; or

(iii) Otherwise authorized by the Contracting Officer.

(3) The Contractor shall not cannibalize Government property unless otherwise provided for in this contract or approved by the Contracting Officer.

(d) Government-furnished property.

(1) The Government shall deliver to the Contractor the Government-furnished property described in this contract. The Government shall furnish related data and information needed for the intended use of the property. The warranties of suitability of use and timely delivery of Government-furnished property do not apply to property acquired or fabricated by the Contractor as contractor-acquired property and subsequently transferred to another contract with this Contractor.

(2) The delivery and/or performance dates specified in this contract are based upon the expectation that the Government-furnished property will be suitable for contract performance and will be delivered to the Contractor by the dates stated in the contract.

(i) If the property is not delivered to the Contractor by the dates stated in the contract, the Contracting Officer shall, upon the Contractor’s timely written request, consider an equitable adjustment to the contract.

(ii) In the event property is received by the Contractor, or for Government-furnished property after receipt and installation, in a condition not suitable for its intended use, the Contracting Officer shall, upon the Contractor’s timely written request, advise the Contractor on a course of action to remedy the problem. Such action may include repairing, replacing, modifying, returning, or otherwise disposing of the property at the Government’s expense. Upon completion of the required action(s), the Contracting Officer shall consider an equitable adjustment to the contract (see also paragraph (f)(1)(ii)(A) of this clause).

(iii) The Government may, at its option, furnish property in an “as-is” condition. The Contractor will be given the opportunity to inspect such property prior to the property being provided. In such cases, the Government makes no warranty with respect to the serviceability and/or suitability of the property for contract performance. Any repairs, replacement, and/or refurbishment shall be at the Contractor’s expense.

(3)

(i) The Contracting Officer may by written notice, at any time—

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(A) Increase or decrease the amount of Government-furnished property under this contract;

(B) Substitute other Government-furnished property for the property previously furnished, to be furnished, or to be acquired by the Contractor for the Government under this contract; or

(C) Withdraw authority to use property.

(ii) Upon completion of any action(s) under paragraph (d)(3)(i) of this clause, and the Contractor’s timely written request, the Contracting Officer shall consider an equitable adjustment to the contract.

(e) Title to Government property.

(1) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as “Government property”), is subject to the provisions of this clause. The Government shall retain title to all Government-furnished property. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

(2) Title vests in the Government for all property acquired or fabricated by the Contractor in accordance with the financing provisions or other specific requirements for passage of title in the contract. Under fixed price type contracts, in the absence of financing provisions or other specific requirements for passage of title in the contract, the Contractor retains title to all property acquired by the Contractor for use on the contract, except for property identified as a deliverable end item. If a deliverable item is to be retained by the Contractor for use after inspection and acceptance by the Government, it shall be made accountable to the contract through a contract modification listing the item as Government-furnished property.

(3) Title under Cost-Reimbursement or Time-and-Material Contracts or Cost-Reimbursable contract line items under Fixed-Price contracts.

(i) Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract shall pass to and vest in the Government upon the vendor’s delivery of such property.

(ii) Title to all other property, the cost of which is reimbursable to the Contractor, shall pass to and vest in the Government upon—

(A) Issuance of the property for use in contract performance;

(B) Commencement of processing of the property for use in contract performance; or

(C) Reimbursement of the cost of the property by the Government, whichever occurs first.

(f) Contractor plans and systems.

(1) Contractors shall establish and implement property management plans, systems, and procedures at the contract, program, site or entity level to enable the following outcomes:

(i) Acquisition of Property. The Contractor shall document that all property was acquired consistent with its engineering, production planning, and property control operations.

(ii) Receipt of Government Property. The Contractor shall receive Government property and document the receipt, record the information necessary to meet the record requirements of paragraph (f)(1)(iii)(A)(1) through (5) of this clause, identify as Government owned in a manner appropriate to the type of property (e.g., stamp, tag, mark, or other identification), and manage any discrepancies incident to shipment.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(A) Government-furnished property. The Contractor shall furnish a written statement to the Property Administrator containing all relevant facts, such as cause or condition and a recommended course(s) of action, if overages, shortages, or damages and/or other discrepancies are discovered upon receipt of Government-furnished property.

(B) Contractor-acquired property. The Contractor shall take all actions necessary to adjust for overages, shortages, damage and/or other discrepancies discovered upon receipt, in shipment of Contractor-acquired property from a vendor or supplier, so as to ensure the proper allocability and allowability of associated costs.

(iii) Records of Government property. The Contractor shall create and maintain records of all Government property accountable to the contract, including Government-furnished and Contractor-acquired property.

(A) Property records shall enable a complete, current, auditable record of all transactions and shall, unless otherwise approved by the Property Administrator, contain the following:

(1) The name, part number and description, National Stock Number (if needed for additional item identification tracking and/or disposition), and other data elements as necessary and required in accordance with the terms and conditions of the contract.

(2) Quantity received (or fabricated), issued, and balance-on-hand.

(3) Unit acquisition cost.

(4) Unique-item identifier or equivalent (if available and necessary for individual item tracking).

(5) Unit of measure.

(6) Accountable contract number or equivalent code designation.

(7) Location.

(8) Disposition.

(9) Posting reference and date of transaction.

(10) Date placed in service (if required in accordance with the terms and conditions of the contract).

(B) Use of a Receipt and Issue System for Government Material. When approved by the Property Administrator, the Contractor may maintain, in lieu of formal property records, a file of appropriately cross-referenced documents evidencing receipt, issue, and use of material that is issued for immediate consumption.

(iv) Physical inventory. The Contractor shall periodically perform, record, and disclose physical inventory results. A final physical inventory shall be performed upon contract completion or termination. The Property Administrator may waive this final inventory requirement, depending on the circumstances (e.g., overall reliability of the Contractor’s system or the property is to be transferred to a follow-on contract).

(v) Subcontractor control.

(A) The Contractor shall award subcontracts that clearly identify items to be provided and the extent of any restrictions or limitations on their use. The Contractor shall ensure appropriate flow down of contract terms and conditions (e.g., extent of liability for loss of Government property.

(B) The Contractor shall assure its subcontracts are properly administered and reviews are periodically performed to determine the adequacy of the subcontractor’s property management system.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(vi) Reports. The Contractor shall have a process to create and provide reports of discrepancies, loss of Government property, physical inventory results, audits and self-assessments, corrective actions, and other property-related reports as directed by the Contracting Officer.

(vii) Relief of stewardship responsibility and liability. The Contractor shall have a process to enable the prompt recognition, investigation, disclosure and reporting of loss of Government property, including losses that occur at subcontractor or alternate site locations.

(A) This process shall include the corrective actions necessary to prevent recurrence.

(B) Unless otherwise directed by the Property Administrator, the Contractor shall investigate and report to the Government all incidents of property loss as soon as the facts become known. Such reports shall, at a minimum, contain the following information:

(1) Date of incident (if known).

(2) The data elements required under (f)(1)(iii)(A).

(3) Quantity.

(4) Accountable contract number.

(5) A statement indicating current or future need.

(6) Unit acquisition cost, or if applicable, estimated sales proceeds, estimated repair or replacement costs.

(7) All known interests in commingled material of which includes Government material.

(8) Cause and corrective action taken or to be taken to prevent recurrence.

(9) A statement that the Government will receive compensation covering the loss of Government property, in the event the Contractor was or will be reimbursed or compensated.

(10) Copies of all supporting documentation.

(11) Last known location.

(12) A statement that the property did or did not contain sensitive, export controlled, hazardous, or toxic material, and that the appropriate agencies and authorities were notified.

(C) Unless the contract provides otherwise, the Contractor shall be relieved of stewardship responsibility and liability for property when—

(1) Such property is consumed or expended, reasonably and properly, or otherwise accounted for, in the performance of the contract, including reasonable inventory adjustments of material as determined by the Property Administrator;

(2) Property Administrator grants relief of responsibility and liability for loss of Government property;

(3) Property is delivered or shipped from the Contractor's plant, under Government instructions, except when shipment is to a subcontractor or other location of the Contractor; or

(4) Property is disposed of in accordance with paragraphs (j) and (k) of this clause.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(viii) Utilizing Government property.

(A) The Contractor shall utilize, consume, move, and store Government Property only as authorized under this contract. The Contractor shall promptly disclose and report Government property in its possession that is excess to contract performance.

(B) Unless otherwise authorized in this contract or by the Property Administrator the Contractor shall not commingle Government material with material not owned by the Government.

(ix) Maintenance. The Contractor shall properly maintain Government property. The Contractor’s maintenance program shall enable the identification, disclosure, and performance of normal and routine preventative maintenance and repair. The Contractor shall disclose and report to the Property Administrator the need for replacement and/or capital rehabilitation.

(x) Property closeout. The Contractor shall promptly perform and report to the Property Administrator contract property closeout, to include reporting, investigating and securing closure of all loss of Government property cases; physically inventorying all property upon termination or completion of this contract; and disposing of items at the time they are determined to be excess to contractual needs.

(2) The Contractor shall establish and maintain Government accounting source data, as may be required by this contract, particularly in the areas of recognition of acquisitions, loss of Government property, and disposition of material and equipment.

(g) Systems analysis.

(1) The Government shall have access to the Contractor’s premises and all Government property, at reasonable times, for the purposes of reviewing, inspecting and evaluating the Contractor’s property management plan(s), systems, procedures, records, and supporting documentation that pertains to Government property. This access includes all site locations and, with the Contractor’s consent, all subcontractor premises.

(2) Records of Government property shall be readily available to authorized Government personnel and shall be appropriately safeguarded.

(3) Should it be determined by the Government that the Contractor’s (or subcontractor’s) property management practices are inadequate or not acceptable for the effective management and control of Government property under this contract, or present an undue risk to the Government, the Contractor shall prepare a corrective action plan when requested by the Property Administer and take all necessary corrective actions as specified by the schedule within the corrective action plan.

(4) The Contractor shall ensure Government access to subcontractor premises, and all Government property located at subcontractor premises, for the purposes of reviewing, inspecting and evaluating the subcontractor’s property management plan, systems, procedures, records, and supporting documentation that pertains to Government property.

(h) Contractor Liability for Government Property.

(1) Unless otherwise provided for in the contract, the Contractor shall not be liable for loss of Government property furnished or acquired under this contract, except when any one of the following applies—

(i) The risk is covered by insurance or the Contractor is otherwise reimbursed (to the extent of such insurance or reimbursement). The allowability of insurance costs shall be determined in accordance with 31.205-19.

(ii) Loss of Government property that is the result of willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(iii) The Contracting Officer has, in writing, revoked the Government’s assumption of risk for loss of Government property due to a determination under paragraph (g) of this clause that the Contractor’s property management practices are inadequate, and/or present an undue risk to the Government, and the Contractor failed to take timely corrective action. If the Contractor can establish by clear and convincing evidence that the loss of Government property occurred while the Contractor had adequate property management practices or the loss did not result from the Contractor’s failure to maintain adequate property management practices, the Contractor shall not be held liable.

(2) The Contractor shall take all reasonable actions necessary to protect the property from further loss. The Contractor shall separate the damaged and undamaged property, place all the affected property in the best possible order, and take such other action as the Property Administrator directs.

(3) The Contractor shall do nothing to prejudice the Government’s rights to recover against third parties for any loss of Government property.

(4) The Contractor shall reimburse the Government for loss of Government property, to the extent that the Contractor is financially liable for such loss, as directed by the Contracting Officer.

(5) Upon the request of the Contracting Officer, the Contractor shall, at the Government’s expense, furnish to the Government all reasonable assistance and cooperation, including the prosecution of suit and the execution of instruments of assignment in favor of the Government in obtaining recovery.

(i) Equitable adjustment. Equitable adjustments under this clause shall be made in accordance with the procedures of the Changes clause. However, the Government shall not be liable for breach of contract for the following:

(1) Any delay in delivery of Government-furnished property.

(2) Delivery of Government-furnished property in a condition not suitable for its intended use.

(3) An increase, decrease, or substitution of Government-furnished property.

(4) Failure to repair or replace Government property for which the Government is responsible. Standard Form 1428

(j) Contractor inventory disposal. Except as otherwise provided for in this contract, the Contractor shall not dispose of Contractor inventory until authorized to do so by the Plant Clearance Officer or authorizing official.

(1) Predisposal requirements.

(i) If the Contractor determines that the property has the potential to fulfill requirements under other contracts, the Contractor, in consultation with the Property Administrator, shall request that the Contracting Officer transfer the property to the contract in question, or provide authorization for use, as appropriate. In lieu of transferring the property, the Contracting Officer may authorize the Contractor to credit the costs of Contractor-acquired property (material only) to the losing contract, and debit the gaining contract with the corresponding cost, when such material is needed for use on another contract. Property no longer needed shall be considered contractor inventory.

(ii) For any remaining Contractor-acquired property, the Contractor may purchase the property at the unit acquisition cost if desired or make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicable, a reasonable restocking fee that is consistent with the supplier’s customary practices.)

(2) Inventory disposal schedules.

(i) Absent separate contract terms and conditions for property disposition, and provided the property was not reutilized, transferred, or otherwise disposed of, the Contractor, as directed by the Plant Clearance Officer or authorizing official, shall use Standard Form 1428, Inventory Disposal Schedule or electronic equivalent, to identify and report—

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(A) Government-furnished property that is no longer required for performance of this contract;

(B) Contractor-acquired property, to which the Government has obtained title under paragraph (e) of this clause, which is no longer required for performance of that contract; and

(C) Termination inventory.

(ii) The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government, in the event that the property is offered for sale.

(iii) Separate inventory disposal schedules are required for aircraft in any condition, flight safety critical aircraft parts, and other items as directed by the Plant Clearance Officer.

(iv) The Contractor shall provide the information required by FAR 52.245-1(f)(1)(iii) along with the following:

(A) Any additional information that may facilitate understanding of the property’s intended use.

(B) For work-in-progress, the estimated percentage of completion.

(C) For precious metals in raw or bulk form, the type of metal and estimated weight.

(D) For hazardous material or property contaminated with hazardous material, the type of hazardous material.

(E) For metals in mill product form, the form, shape, treatment, hardness, temper, specification (commercial or Government) and dimensions (thickness, width and length).

(v) Property with the same description, condition code, and reporting location may be grouped in a single line item.

(vi) Scrap should be reported by “lot” along with metal content, estimated weight and estimated value.

(3) Submission requirements.

(i) The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later than—

(A) 30 days following the Contractor’s determination that a property item is no longer required for performance of this contract;

(B) 60 days, or such longer period as may be approved by the Plant Clearance Officer, following completion of contract deliveries or performance; or

(C) 120 days, or such longer period as may be approved by the Termination Contracting Officer, following contract termination in whole or in part.

(ii) Unless the Plant Clearance Officer determines otherwise, the Contractor need not identify or report production scrap on inventory disposal schedules, and may process and dispose of production scrap in accordance with its own internal scrap procedures. The processing and disposal of other types of Government-owned scrap will be conducted in accordance with the terms and conditions of the contract or Plant Clearance Officer direction, as appropriate.

(4) Corrections. The Plant Clearance Officer may—

(i) Reject a schedule for cause (e.g., contains errors, determined to be inaccurate); and

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(ii) Require the Contractor to correct an inventory disposal schedule.

(5) Postsubmission adjustments. The Contractor shall notify the Plant Clearance Officer at least 10 working days in advance of its intent to remove an item from an approved inventory disposal schedule. Upon approval of the Plant Clearance Officer, or upon expiration of the notice period, the Contractor may make the necessary adjustments to the inventory schedule.

(6) Storage.

(i) The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government’s failure to furnish disposal instructions within 120 days following acceptance of an inventory disposal schedule may entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121st day.

(ii) The Contractor shall obtain the Plant Clearance Officer’s approval to remove property from the premises where the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage area shall be appropriate for assuring the property’s physical safety and suitability for use. Approval does not relieve the Contractor of any liability for such property under this contract.

(7) Disposition instructions.

(i) The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of Contractor inventory as directed by the Plant Clearance Officer. Unless otherwise directed by the Contracting Officer or by the Plant Clearance Officer, the Contractor shall remove and destroy any markings identifying the property as U.S. Government-owned property prior to its disposal.

(ii) The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. In such cases, the Contractor may be entitled to an equitable adjustment under paragraph (i) of this clause.

(8) Disposal proceeds. As directed by the Contracting Officer, the Contractor shall credit the net proceeds from the disposal of Contractor inventory to the contract, or to the Treasury of the United States as miscellaneous receipts.

(9) Subcontractor inventory disposal schedules. The Contractor shall require its Subcontractors to submit inventory disposal schedules to the Contractor in accordance with the requirements of paragraph (j)(3) of this clause.

(k) Abandonment of Government property.

(1) The Government shall not abandon sensitive property or termination inventory without the Contractor’s written consent.

(2) The Government, upon notice to the Contractor, may abandon any nonsensitive property in place, at which time all obligations of the Government regarding such property shall cease.

(3) Absent contract terms and conditions to the contrary, the Government may abandon parts removed and replaced from property as a result of normal maintenance actions, or removed from property as a result of the repair, maintenance, overhaul, or modification process.

(4) The Government has no obligation to restore or rehabilitate the Contractor’s premises under any circumstances; however, if Government-furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (i) of this clause may properly include restoration or rehabilitation costs.

(l) Communication. All communications under this clause shall be in writing.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(m) Contracts outside the United States. If this contract is to be performed outside of the United States and its outlying areas, the words “Government” and “Government-furnished” (wherever they appear in this clause) shall be construed as “United States Government” and “United States Government-furnished,” respectively.

(End of clause)

52.252-2    CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

FAR (Federal Acquisition Regulation): http://farsite.hill.af.mil/vffara.htm

DFARS (Defense Federal Acquisition Regulation Supplement): http://farsite.hill.af.mil/vfdfara.htm

(End of clause)

52.252-4    ALTERATIONS IN CONTRACT (APR 1984)

Portions of this contract are altered as follows:

N/A.

(End of clause)

252.204-7006    BILLING INSTRUCTIONS (OCT 2005)

When submitting a request for payment, the Contractor shall--

(a) Identify the contract line item(s) on the payment request that reasonably reflect contract work performance; and

(b) Separately identify a payment amount for each contract line item included in the payment request.

(End of clause)

252.211-7007    Reporting of Government-Furnished PROPERTY (AUG 2012)

(a) Definitions. As used in this clause—

``Commercial and Government entity (CAGE) code'' means—

(i) A code assigned by the Defense Logistics Agency Logistics Information Service to identify a commercial or Government entity; or

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(ii) A code assigned by a member of the North Atlantic Treaty Organization that the Defense Logistics Agency Logistics Information Service records and maintains in the CAGE master file. The type of code is known as an ``NCAGE code.''

``Contractor-acquired property'' has the meaning given in FAR clause 52.245-1. Upon acceptance by the Government, contractor-acquired property becomes Government-furnished property.

``Government-furnished property'' has the meaning given in FAR clause 52.245-1.

``Item unique identification (IUID)'' means a system of assigning, reporting, and marking DoD property with unique item identifiers that have machine-readable data elements to distinguish an item from all other like and unlike items.

``IUID Registry'' means the DoD data repository that receives input from both industry and Government sources and provides storage of, and access to, data that identifies and describes tangible Government personal property. The IUID Registry is—

(i) The authoritative source of Government unit acquisition cost for items with unique item identification (see DFARS 252.211-7003) that were acquired after January 1, 2004;

(ii) The master data source for Government-furnished property; and

(iii) An authoritative source for establishing the acquisition cost of end-item equipment.

``National stock number (NSN)'' means a 13-digit stock number used to identify items of supply. It consists of a four-digit Federal Supply Code and a nine-digit National Item Identification Number.

``Nomenclature'' means—

(i) The combination of a Government-assigned type designation and an approved item name;

(ii) Names assigned to kinds and groups of products; or

(iii) Formal designations assigned to products by customer or supplier (such as model number or model type, design differentiation, or specific design series or configuration).

``Part or identifying number (PIN)'' means the identifier assigned by the original design activity, or by the controlling nationally recognized standard, that uniquely identifies (relative to that design activity) a specific item.

``Reparable'' means an item, typically in unserviceable condition, furnished to the Contractor for maintenance, repair, modification, or overhaul.

``Serially managed item'' means an item designated by DoD to be uniquely tracked, controlled, or managed in maintenance, repair, and/or supply systems by means of its serial number.

``Supply condition code'' means a classification of materiel in terms of readiness for issue and use or to identify action underway to change the status of materiel (see http://www2.dla.mil/j-6/dlmso/elibrary/manuals/dlm/dlm--pubs.asp).

``Unique item identifier (UII)'' means a set of data elements permanently marked on an item that is globally unique and unambiguous and never changes, in order to provide traceability of the item throughout its total life cycle. The term includes a concatenated UII or a DoD recognized unique identification equivalent.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

``Unit acquisition cost'' has the meaning given in FAR clause 52.245-1.

(b) Reporting Government-furnished property to the IUID Registry. Except as provided in paragraph (c) of this clause, the Contractor shall report, in accordance with paragraph (f), Government-furnished property to the IUID Registry as follows:--

(1) Up to and including December 31, 2013, report serially managed Government-furnished property with a unit-acquisition cost of $5,000 or greater.

(2) Beginning January 1, 2014, report—

(i) All serially managed Government-furnished property, regardless of unit-acquisition cost; and

(ii) Contractor receipt of non-serially managed items. Unless tracked as an individual item, the Contractor shall report non-serially managed items to the Registry in the same unit of packaging, e.g., original manufacturer's package, box, or container, as it was received.

(c) Exceptions. Paragraph (b) of this clause does not apply to—

(1) Contractor-acquired property;

(2) Property under any statutory leasing authority;

(3) Property to which the Government has acquired a lien or title solely because of partial, advance, progress, or performance-based payments;

(4) Intellectual property or software;

(5) Real property; or

(6) Property released for work in process.

(d) Data for reporting to the IUID Registry. To permit reporting of Government-furnished property to the IUID Registry, the Contractor's property management system shall enable the following data elements in addition to those required by paragraph (f)(1)(iii)(A)(1) through (3), (5), (7), (8), and (10) of the Government Property clause of this contract (FAR 52.245-1):

(1) Received/Sent (shipped) date.

(2) Status code.

(3) Accountable Government contract number.

(4) Commercial and Government Entity (CAGE) code on the accountable Government contract.

(5) Mark record.

(i) Bagged or tagged code (for items too small to individually tag or mark).

(ii) Contents (the type of information recorded on the item, e.g., item internal control number).

(iii) Effective date (date the mark is applied).

(iv) Added or removed code/flag.

(v) Marker code (designates which code is used in the marker identifier, e.g., D=CAGE, UN=DUNS, LD=DODAAC).

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(vi) Marker identifier, e.g., Contractor's CAGE code or DUNS number.

(vii) Medium code; how the data is recorded, e.g., barcode, contact memory button.

(viii) Value, e.g., actual text or data string that is recorded in its human-readable form.

(ix) Set (used to group marks when multiple sets exist.

(6) Appropriate supply condition code, required only for reporting of reparables, per Appendix 2 of DoD 4000.25-2-M, Military Standard Transaction Reporting and Accounting Procedures manual (http://www2.dla.mil/j-6/dlmso/elibrary/manuals/dlm/dlm--pubs.asp).

(e) When Government-furnished property is in the possession of subcontractors, Contractors shall ensure that reporting is accomplished using the data elements required in paragraph (d) of this clause.

(f) Procedures for reporting of Government-furnished property. Except as provided in paragraph (c) of this clause, the Contractor shall establish and report to the IUID Registry the information required by FAR clause 52.245-1, paragraphs (e) and (f)(1)(iii), in accordance with the data submission procedures at http://www.acq.osd.mil/dpap/pdi/uid/data_submission_information.html.

(g) Procedures for updating the IUID Registry.

(1) Except as provided in paragraph (g)(2), the Contractor shall update the IUID Registry at https://iuid.logisticsinformationservice.dla.mil/ for changes in status, mark, custody, condition code (for reparables only), or disposition of items that are—

(i) Received by the Contractor;

(ii) Delivered or shipped from the Contractor's plant, under Government instructions, except when shipment is to a subcontractor or other location of the Contractor;

(iii) Consumed or expended, reasonably and properly, or otherwise accounted for, in the performance of the contract as determined by the Government property administrator, including reasonable inventory adjustments;

(iv) Disposed of; or

(v) Transferred to a follow-on or other contract.

(2) The Contractor need not report to the IUID Registry those transactions reported or to be reported to the following DCMA etools:

(i) Plant Clearance Automated Reutilization and Screening System (PCARSS); or

(ii) Lost, Theft, Damaged or Destroyed (LTDD) system.

(3) The contractor shall update the IUID Registry as transactions occur or as otherwise stated in the Contractor's property management procedure.

(End of clause)

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

252.227-7013 RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS (FEB 2014)

(a) Definitions. As used in this clause--

(1) Computer data base means a collection of data recorded in a form capable of being processed by a computer. The term does not include computer software.

(2) Computer program means a set of instructions, rules, or routines recorded in a form that is capable of causing a computer to perform a specific operation or series of operations.

(3) Computer software means computer programs, source code, source code listings, object code listings, design details, algorithms, processes, flow charts, formulae and related material that would enable the software to be reproduced, recreated, or recompiled. Computer software does not include computer data bases or computer software documentation.

(4) Computer software documentation means owner's manuals, user's manuals, installation instructions, operating instructions, and other similar items, regardless of storage medium, that explain the capabilities of the computer software or provide instructions for using the software.

(5) Covered Government support contractor means a contractor (other than a litigation support contractor covered by 252.204-7014) under a contract, the primary purpose of which is to furnish independent and impartial advice or technical assistance directly to the Government in support of the Government's management and oversight of a program or effort (rather than to directly furnish an end item or service to accomplish a program or effort), provided that the contractor--

(i) Is not affiliated with the prime contractor or a first-tier subcontractor on the program or effort, or with any direct competitor of such prime contractor or any such first-tier subcontractor in furnishing end items or services of the type developed or produced on the program or effort; and

(ii) Receives access to technical data or computer software for performance of a Government contract that contains the clause at 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends.

(6) Detailed manufacturing or process data means technical data that describe the steps, sequences, and conditions of manufacturing, processing or assembly used by the manufacturer to produce an item or component or to perform a process.

(7) Developed means that an item, component, or process exists and is workable. Thus, the item or component must have been constructed or the process practiced. Workability is generally established when the item, component, or process has been analyzed or tested sufficiently to demonstrate to reasonable people skilled in the applicable art that there is a high probability that it will operate as intended. Whether, how much, and what type of analysis or testing is required to establish workability depends on the nature of the item, component, or process, and the state of the art. To be considered "developed," the item, component, or process need not be at the stage where it could be offered for sale or sold on the commercial market, nor must the item, component, or process be actually reduced to practice within the meaning of Title 35 of the United States Code.

(8) Developed exclusively at private expense means development was accomplished entirely with costs charged to indirect cost pools, costs not allocated to a government contract, or any combination thereof.

(i) Private expense determinations should be made at the lowest practicable level.

(ii) Under fixed-price contracts, when total costs are greater than the firm-fixed-price or ceiling price of the contract, the additional development costs necessary to complete development shall not be considered when determining whether development was at government, private, or mixed expense.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(9) Developed exclusively with government funds means development was not accomplished exclusively or partially at private expense.

(10) Developed with mixed funding means development was accomplished partially with costs charged to indirect cost pools and/or costs not allocated to a government contract, and partially with costs charged directly to a government contract.

(11) Form, fit, and function data means technical data that describes the required overall physical, functional, and performance characteristics (along with the qualification requirements, if applicable) of an item, component, or process to the extent necessary to permit identification of physically and functionally interchangeable items.

(12) Government purpose means any activity in which the United States Government is a party, including cooperative agreements with international or multi-national defense organizations, or sales or transfers by the United States Government to foreign governments or international organizations. Government purposes include competitive procurement, but do not include the rights to use, modify, reproduce, release, perform, display, or disclose technical data for commercial purposes or authorize others to do so.

(13) Government purpose rights means the rights to--

(i) Use, modify, reproduce, release, perform, display, or disclose technical data within the Government without restriction; and

(ii) Release or disclose technical data outside the Government and authorize persons to whom release or disclosure has been made to use, modify, reproduce, release, perform, display, or disclose that data for United States government purposes.

(14) Limited rights means the rights to use, modify, reproduce, release, perform, display, or disclose technical data, in whole or in part, within the Government. The Government may not, without the written permission of the party asserting limited rights, release or disclose the technical data outside the Government, use the technical data for manufacture, or authorize the technical data to be used by another party, except that the Government may reproduce, release, or disclose such data or authorize the use or reproduction of the data by persons outside the Government if--

(i) The reproduction, release, disclosure, or use is--

(A) Necessary for emergency repair and overhaul; or

(B) A release or disclosure to--

(1) A covered Government support contractor in performance of its covered Government support contract for use, modification, reproduction, performance, display, or release or disclosure to a person authorized to receive limited rights technical data; or

(2) A foreign government, of technical data other than detailed manufacturing or process data, when use of such databy the foreign government is in the interest of the Government and is required for evaluational or informational purposes;

(ii) The recipient of the technical data is subject to a prohibition on the further reproduction, release, disclosure, or use of the technical data; and

(iii) The contractor or subcontractor asserting the restriction is notified of such reproduction, release, disclosure, or use.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(15) Technical data means recorded information, regardless of the form or method of the recording, of a scientific or technical nature (including computer software documentation). The term does not include computer software or data incidental to contract administration, such as financial and/or management information.

(16) Unlimited rights means rights to use, modify, reproduce, perform, display, release, or disclose technical data in whole or in part, in any manner, and for any purpose whatsoever, and to have or authorize others to do so.

(b) Rights in technical data. The Contractor grants or shall obtain for the Government the following royalty free, world-wide, nonexclusive, irrevocable license rights in technical data other than computer software documentation (see the Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation clause of this contract for rights in computer software documentation):

(1) Unlimited rights.

The Government shall have unlimited rights in technical data that are--

(i) Data pertaining to an item, component, or process which has been or will be developed exclusively with Government funds;

(ii) Studies, analyses, test data, or similar data produced for this contract, when the study, analysis, test, or similar work was specified as an element of performance;

(iii) Created exclusively with Government funds in the performance of a contract that does not require the development, manufacture, construction, or production of items, components, or processes;

(iv) Form, fit, and function data;

(v) Necessary for installation, operation, maintenance, or training purposes (other than detailed manufacturing or process data);

(vi) Corrections or changes to technical data furnished to the Contractor by the Government;

(vii) Otherwise publicly available or have been released or disclosed by the Contractor or subcontractor without restrictions on further use, release or disclosure, other than a release or disclosure resulting from the sale, transfer, or other assignment of interest in the technical data to another party or the sale or transfer of some or all of a business entity or its assets to another party;

(viii) Data in which the Government has obtained unlimited rights under another Government contract or as a result of negotiations; or

(ix) Data furnished to the Government, under this or any other Government contract or subcontract thereunder, with--

(A) Government purpose license rights or limited rights and the restrictive condition(s) has/have expired; or

(B) Government purpose rights and the Contractor's exclusive right to use such data for commercial purposes has expired.

(2) Government purpose rights.

(i) The Government shall have government purpose rights for a five-year period, or such other period as may be negotiated, in technical data--

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(A) That pertain to items, components, or processes developed with mixed funding except when the Government is entitled to unlimited rights in such data as provided in paragraphs as provided in paragraphs (b)(1)(ii) and (b)(1)(iv) through (b)(1)(ix) of this clause; or

(B) Created with mixed funding in the performance of a contract that does not require the development, manufacture, construction, or production of items, components, or processes.

(ii) The five-year period, or such other period as may have been negotiated, shall commence upon execution of the contract, subcontract, letter contract (or similar contractual instrument), contract modification, or option exercise that required development of the items, components, or processes or creation of the data described in paragraph (b)(2)(i)(B) of this clause. Upon expiration of the five-year or other negotiated period, the Government shall have unlimited rights in the technical data.

(iii) The Government shall not release or disclose technical data in which it has government purpose rights unless-

(A) Prior to release or disclosure, the intended recipient is subject to the non-disclosure agreement at 227.7103-7 of the Defense Federal Acquisition Regulation Supplement (DFARS); or

(B) The recipient is a Government contractor receiving access to the data for performance of a Government contract that contains the clause at DFARS 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends.

(iv) The Contractor has the exclusive right, including the right to license others, to use technical data in which the Government has obtained government purpose rights under this contract for any commercial purpose during the time period specified in the government purpose rights legend prescribed in paragraph (f)(2) of this clause.

(3) Limited rights.

(i) Except as provided in paragraphs (b)(1)(ii) and (b)(1)(iv) through (b)(1)(ix) of this clause, the Government shall have limited rights in technical data--

(A) Pertaining to items, components, or processes developed exclusively at private expense and marked with the limited rights legend prescribed in paragraph (f) of this clause; or

(B) Created exclusively at private expense in the performance of a contract that does not require the development, manufacture, construction, or production of items, components, or processes.

(ii) The Government shall require a recipient of limited rights data for emergency repair or overhaul to destroy the data and all copies in its possession promptly following completion of the emergency repair/overhaul and to notify the Contractor that the data have been destroyed.

(iii) The Contractor, its subcontractors, and suppliers are not required to provide the Government additional rights to use, modify, reproduce, release, perform, display, or disclose technical data furnished to the Government with limited rights. However, if the Government desires to obtain additional rights in technical data in which it has limited rights, the Contractor agrees to promptly enter into negotiations with the Contracting Officer to determine whether there are acceptable terms for transferring such rights. All technical data in which the Contractor has granted the Government additional rights shall be listed or described in a license agreement made part of the contract. The license shall enumerate the additional rights granted the Government in such data.

(iv) The Contractor acknowledges that--

(A) Limited rights data are authorized to be released or disclosed to covered Government support contractors;

(B) The Contractor will be notified of such release or disclosure;

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(C) The Contractor (or the party asserting restrictions as identified in the limited rights legend) may require each such covered Government support contractor to enter into a non-disclosure agreement directly with the Contractor (or the party asserting restrictions) regarding the covered Government support contractor's use of such data, or alternatively, that the Contractor (or party asserting restrictions) may waive in writing the requirement for a non-disclosure agreement; and

(D) Any such non-disclosure agreement shall address the restrictions on the covered Government support contractor's use of the limited rights data as set forth in the clause at 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends. The non-disclosure agreement shall not include any additional terms and conditions unless mutually agreed to by the parties to the non-disclosure agreement.

(E) The Contractor shall provide a copy of any such non-disclosure agreement or waiver to the Contracting Officer, upon request.

(4) Specifically negotiated license rights.

The standard license rights granted to the Government under paragraphs (b)(1) through (b)(3) of this clause, including the period during which the Government shall have government purpose rights in technical data, may be modified by mutual agreement to provide such rights as the parties consider appropriate but shall not provide the Government lesser rights than are enumerated in paragraph (a)(14) of this clause. Any rights so negotiated shall be identified in a license agreement made part of this contract.

(5) Prior government rights.

Technical data that will be delivered, furnished, or otherwise provided to the Government under this contract, in which the Government has previously obtained rights shall be delivered, furnished, or provided with the pre-existing rights, unless--

(i) The parties have agreed otherwise; or

(ii) Any restrictions on the Government's rights to use, modify, reproduce, release, perform, display, or disclose the data have expired or no longer apply.

(6) Release from liability.

The Contractor agrees to release the Government from liability for any release or disclosure of technical data made in accordance with paragraph (a)(14) or (b)(2)(iii) of this clause, in accordance with the terms of a license negotiated under paragraph (b)(4) of this clause, or by others to whom the recipient has released or disclosed the data and to seek relief solely from the party who has improperly used, modified, reproduced, released, performed, displayed, or disclosed Contractor data marked with restrictive legends.

(c) Contractor rights in technical data. All rights not granted to the Government are retained by the Contractor.

(d) Third party copyrighted data. The Contractor shall not, without the written approval of the Contracting Officer, incorporate any copyrighted data in the technical data to be delivered under this contract unless the Contractor is the copyright owner or has obtained for the Government the license rights necessary to perfect a license or licenses in the deliverable data of the appropriate scope set forth in paragraph (b) of this clause, and has affixed a statement of the license or licenses obtained on behalf of the Government and other persons to the data transmittal document.

(e) Identification and delivery of data to be furnished with restrictions on use, release, or disclosure. (1) This paragraph does not apply to restrictions based solely on copyright.

(2) Except as provided in paragraph (e)(3) of this clause, technical data that the Contractor asserts should be furnished to the Government with restrictions on use, release, or disclosure are identified in an attachment to this contract (the Attachment). The Contractor shall not deliver any data with restrictive markings unless the data are listed on the Attachment.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(3) In addition to the assertions made in the Attachment, other assertions may be identified after award when based on new information or inadvertent omissions unless the inadvertent omissions would have materially affected the source selection decision. Such identification and assertion shall be submitted to the Contracting Officer as soon as practicable prior to the scheduled date for delivery of the data, in the following format, and signed by an official authorized to contractually obligate the Contractor: Identification and Assertion of Restrictions on the Government's Use, Release, or Disclosure of Technical Data.

The Contractor asserts for itself, or the persons identified below, that the Government's rights to use, release, or disclose the following technical data should be restricted--

Technical data		Asserted	Name of Person
to be Furnished	Basis for	Rights	Asserting
With Restrictions \1/	Assertion \2/	Category \3/	Restrictions \4/

(LIST)	(LIST)	(LIST)	(LIST)

\1/ If the assertion is applicable to items, components or processes developed at private expense, identify both the data and each such items, component, or process.

\2/ Generally, the development of an item, component, or process at private expense, either exclusively or partially, is the only basis for asserting restrictions on the Government's rights to use, release, or disclose technical data pertaining to such items, components, or processes. Indicate whether development was exclusively or partially at private expense. If development was not at private expense, enter the specific reason for asserting that the Government's rights should be restricted.

\3/ Enter asserted rights category (e.g., government purpose license rights from a prior contract, rights in SBIR data generated under another contract, limited or government purpose rights under this or a prior contract, or specifically negotiated licenses).

\4/ Corporation, individual, or other person, as appropriate.

Date ______________________________________________________________________

Printed Name and Title ____________________________________________________

____________________________________________________________________________

Signature __________________________________________________________________

(End of identification and assertion)

(4) When requested by the Contracting Officer, the Contractor shall provide sufficient information to enable the Contracting Officer to evaluate the Contractor's assertions. The Contracting Officer reserves the right to add the Contractor's assertions to the Attachment and validate any listed assertion, at a later date, in accordance with the procedures of the Validation of Restrictive Markings on Technical Data clause of this contract.

(f) Marking requirements. The Contractor, and its subcontractors or suppliers, may only assert restrictions on the Government's rights to use, modify, reproduce, release, perform, display, or disclose technical data to be delivered under this contract by marking the deliverable data subject to restriction. Except as provided in paragraph (f)(5) of this clause, only the following legends are authorized under this contract: the government purpose rights legend at paragraph (f)(2) of this clause; the limited rights legend at paragraph (f)(3) of this clause; or the special license rights legend at paragraph (f)(4) of this clause; and/or a notice of copyright as prescribed under 17 U.S.C. 401 or 402.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(1) General marking instructions. The Contractor, or its subcontractors or suppliers, shall conspicuously and legibly mark the appropriate legend on all technical data that qualify for such markings. The authorized legends shall be placed on the transmittal document or storage container and, for printed material, each page of the printed material containing technical data for which restrictions are asserted. When only portions of a page of printed material are subject to the asserted restrictions, such portions shall be identified by circling, underscoring, with a note, or other appropriate identifier. Technical data transmitted directly from one computer or computer terminal to another shall contain a notice of asserted restrictions. Reproductions of technical data or any portions thereof subject to asserted restrictions shall also reproduce the asserted restrictions.

(2) Government purpose rights markings. Data delivered or otherwise furnished to the Government purpose rights shall be marked as follows:

Government Purpose Rights

Contract No. ______________________________________________________________

Contractor Name ____________________________________________________________

Contractor Address ________________________________________________________

____________________________________________________________________________

Expiration Date ____________________________________________________________

The Government's rights to use, modify, reproduce, release, perform, display, or disclose these technical data are restricted by paragraph (b)(2) of the Rights in Technical Data--Noncommercial Items clause contained in the above identified contract. No restrictions apply after the expiration date shown above. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings.

(End of legend)

(3) Limited rights markings. Data delivered or otherwise furnished to the Government with limited rights shall be marked with the following legend:

Limited Rights

Contract No. ______________________________________________________________

Contractor Name ____________________________________________________________

Contractor Address ________________________________________________________

____________________________________________________________________________

The Government's rights to use, modify, reproduce, release, perform, display, or disclose these technical data are restricted by paragraph (b)(3) of the Rights in Technical Data--Noncommercial Items clause contained in the above identified contract. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings. Any person, other than the Government, who has been provided access to such data must promptly notify the above named Contractor.

(End of legend)

(4) Special license rights markings. (i) Data in which the Government's rights stem from a specifically negotiated license shall be marked with the following legend:

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Special License Rights

The Government's rights to use, modify, reproduce, release, perform, display, or disclose these data are restricted by Contract No. ________ (Insert contract number) ________, License No. ________ (Insert license identifier) ________. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings.

(End of legend)

(ii) For purposes of this clause, special licenses do not include government purpose license rights acquired under a prior contract (see paragraph (b)(5) of this clause).

(5) Pre-existing data markings. If the terms of a prior contract or license permitted the Contractor to restrict the Government's rights to use, modify, reproduce, release, perform, display, or disclose technical data deliverable under this contract, and those restrictions are still applicable, the Contractor may mark such data with the appropriate restrictive legend for which the data qualified under the prior contract or license. The marking procedures in paragraph (f)(1) of this clause shall be followed.

(g) Contractor procedures and records. Throughout performance of this contract, the Contractor and its subcontractors or suppliersthat will deliver technical data with other than unlimited rights, shall--

(1) Have, maintain, and follow written procedures sufficient to assure that restrictive markings are used only when authorized by the terms of this clause; and

(2) Maintain records sufficient to justify the validity of any restrictive markings on technical data delivered under this contract.

(h) Removal of unjustified and nonconforming markings. (1) Unjustified technical data markings. The rights and obligations of the parties regarding the validation of restrictive markings on technical data furnished or to be furnished under this contract are contained in the Validation of Restrictive Markings on Technical Data clause of this contract. Notwithstanding any provision of this contract concerning inspection and acceptance, the Government may ignore or, at the Contractor's expense, correct or strike a marking if, in accordance with the procedures in the Validation of Restrictive Markings on Technical Data clause of this contract, a restrictive marking is determined to be unjustified.

(2) Nonconforming technical data markings. A nonconforming marking is a marking placed on technical data delivered or otherwise furnished to the Government under this contract that is not in the format authorized by this contract. Correction of nonconforming markings is not subject to the validation of Restrictive Markings on Technical Data clause of this contract. If the Contracting Officer notifies the Contractor of a nonconforming marking and the Contractor fails to remove or correct such marking within sixty (60) days, the Government may ignore or, at the Contractor's expense, remove or correct any nonconforming marking.

(i) Relation to patents. Nothing contained in this clause shall imply a license to the Government under any patent or be construed as affecting the scope of any license or other right otherwise granted to the Government under any patent.

(j) Limitation on charges for rights in technical data. (1) The Contractor shall not charge to this contract any cost, including, but not limited to, license fees, royalties, or similar charges, for rights in technical data to be delivered under this contract when--

(i) The Government has acquired, by any means, the same or greater rights in the data; or

(ii) The data are available to the public without restrictions.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(2) The limitation in paragraph (j)(1) of this clause--

(i) Includes costs charged by a subcontractor or supplier, at any tier, or costs incurred by the Contractor to acquire rights in subcontractor or supplier technical data, if the subcontractor or supplier has been paid for such rights under any other Government contract or under a license conveying the rights to the Government; and

(ii) Does not include the reasonable costs of reproducing, handling, or mailing the documents or other media in which the technical data will be delivered.

(k) Applicability to subcontractors or suppliers. (1) The Contractor shall ensure that the rights afforded its subcontractors and suppliers under 10 U.S.C. 2320, 10 U.S.C. 2321, and the identification, assertion, and delivery processes of paragraph (e) of this clause are recognized and protected.

(2) Whenever any technical data for noncommercial items, or for commercial items developed in any part at Government expense, is to be obtained from a subcontractor or supplier for delivery to the Government under this contract, the Contractor shall use this same clause in the subcontract or other contractual instrument, including subcontracts or other contractual instruments for commercial items, and requireits subcontractors or suppliers to do so, without alteration, except to identify the parties. This clause will govern the technical data pertaining to noncommercial items or to any portion of a commercial item that was developed in any part at Government expense, and the clause at 252.227-7015 will govern the technical data pertaining to any portion of a commercial item that was developed exclusively at private expense. No other clause shall be used to enlarge or diminish the Government's, the Contractor's, or a higher-tier subcontractor's or supplier's rights in a subcontractor's or supplier's technical data.

(3) Technical data required to be delivered by a subcontractor or supplier shall normally be delivered to the next higher-tier contractor, subcontractor, or supplier. However, when there is a requirement in the prime contract for data which may be submitted with other than unlimited rights by a subcontractor or supplier, then said subcontractor or supplier may fulfill its requirement by submitting such data directly to the Government, rather than through a higher-tier contractor, subcontractor, or supplier.

(4) The Contractor and higher-tier subcontractors or suppliers shall not use their power to award contracts as economic leverage to obtain rights in technical data from their subcontractors or suppliers.   (5) In no event shall the Contractor use its obligation to recognize and protect subcontractor or supplier rights in technical data as an excuse for failing to satisfy its contractual obligations to the Government.

(End of clause)

252.235-7010    Acknowledgment of Support and Disclaimer. (MAY 1995)

(a) The Contractor shall include an acknowledgment of the Government's support in the publication of any material based on or developed under this contract, stated in the following terms: This material is based upon work supported by the US Army Medical Research Acquisition Activity (USAMRAA) under Contract No. W81XWH-15-C-0046.

(b) All material, except scientific articles or papers published in scientific journals, must, in addition to any notices or disclaimers by the Contractor, also contain the following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of the US Army Medical Research Acqisition Activity (USAMRAA).

(End of clause)

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PROTECTION OF GOVERNMENT-PROVIDED COMMUNICATIONS SYSTEMS AND OTHER RESOURCES (DEC 2006)(USAMRAA)

The Contractor acknowledges its obligation to protect Government-provided communications systems, and other Government-provided resources, from misuse by its employees. Contractor employees shall not use Government communications systems, or other resources, for unauthorized purposes, such as, but not limited to, those discussed in the Joint Ethics Regulation, DoD 5500.7-R, Paragraphs 2-301a and 2-301b. Upon discovery of such misuses, the Government shall have the sole contractual right to have any such offending Contractor employee removed from the Government contract without any reduction of, or delay in, the Contractor's performance or delivery obligations.

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section J - List of Documents, Exhibits and Other Attachments

ATTACHMENTS

ATTACHMENT A001 – Contract Data Requirements List (CDRL) Monthly Progress Reports

ATTACHMENT A002 – Contract Data Requirements List (CDRL) Integrated Master Schedule (IMS)

ATTACHMENT A003 – Contract Data Requirements List (CDRL) Contract Work Breakdown Structure (CWBS)

ATTACHMENT A004 – Contract Data Requirements List (CDRL) Issue Summary Reports (ISM)

[ * ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.